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                                                                   EXHIBIT 10.46


                   AMENDED AND RESTATED LOAN AGREEMENT - 1996

          THIS is an agreement (the "Agreement") made this 31st day of December, 1996, by FIRST HAWAIIAN BANK, a Hawaii corporation, and BANK OF HAWAII, a
Hawaii corporation, as lenders, and ALOHA AIRLINES, INC., a Delaware corporation, as borrower.

          This Agreement amends and restates in its entirety that certain Loan Agreement dated July 30, 1990, as amended and restated by that certain Amended and Restated Loan Agreement dated June 30, 1993, as the same have been amended from time to time. This Agreement increases the "Commitment" thereunder to Twenty Million Dollars, extends the Maturity Date to June 30, 1998, and contains certain other modifications to the terms of the credit facility.

          In consideration of the mutual covenants hereinafter set forth and intending to be legally bound thereby, the Borrower and the Lenders agree that, effective as of December 31, 1996, the Loan Agreement dated July 30, 1990, as amended and restated in its entirety by the Amended and Restated Loan Agreement dated June 30, 1993, as the same have been amended, shall be further amended to read in its entirety as follows:

SECTION 1. DEFINITIONS.

          As used in this Agreement, each of the following terms shall have the meaning set forth below with respect thereto:

          "ADVANCE" means a disbursement of loan proceeds pursuant to the terms and conditions set forth in Section 2 of this Agreement.

          "AGENT" means First Hawaiian Bank, in its capacity as agent for the Lenders hereunder.

          "AGENT'S FEE" means the amount payable by the Borrower to the Agent on the Closing Date, as provided in that certain letter agreement executed concurrently herewith by the Borrower and the Agent.


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          "BANKING DAY" means a day on which First Hawaiian Bank and Bank of
Hawaii are open for business in the State of Hawaii.

          "BORROWER" means Aloha Airlines, Inc., a Delaware corporation.

          "CAPITAL LEASE" means any lease of any property (whether real, personal or mixed) which, in conformity with GAAP, is or should be accounted for as a Capital Lease on a balance sheet.

          "CASH FLOW" means, with respect to the Consolidated Group, the sum of
(a) the net income of the Consolidated Group (excluding non-recurring gains and losses), PLUS (b) the sum of the following, to the extent deducted in determining net income: (i) depreciation and amortization allowances, (ii) interest expense (including Payments in Kind and imputed interest on Capital Leases), and (iii) deferred taxes, and less (c) the change in the excess of non-cash current assets over current liabilities (other than those pertaining to unearned transportation revenue and payment of principal, interest or taxes) calculated on a rolling four quarters basis and computed at the end of each Quarter.

          "CLOSING DATE" means the date on which the Agent determines that all of the conditions set forth in Section 4 of this Agreement have been satisfied.

          "COMMITMENT" means the Lenders' agreement to make Advances of loan proceeds to the Borrower, and First Hawaiian Bank's agreement to issue Letters of Credit for the account of the Borrower, pursuant to, but subject to the terms and conditions of, this Agreement and, where the context so requires, the aggregate principal amount of all Advances disbursed or to be disbursed, and all Letters of Credit issued or to be issued, thereunder. The amount of the Commitment shall be TWENTY MILLION AND N0/100 DOLLARS ($20,000,000.00).

          "CONSOLIDATED GROUP" means Aloha Airgroup, Inc., a Hawaii corporation, Aloha Airlines, Inc., a Delaware corporation and Aloha IslandAir, Inc., a Delaware corporation.


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          "DEBT SERVICE" means the sum of regularly scheduled principal payments, interest payments, payments under Capital Leases and dividends declared and payable (if permitted under the provisions of this Agreement) made by the Borrower, or by the Guarantor on a consolidated basis, calculated on a rolling four quarters basis and computed at the end of each Quarter.

          "EVENT OF DEFAULT" means any of the events described in Section 7.1 of this Agreement.

          "FIXED CHARGE COVERAGE RATIO" means, with respect to the Consolidated Group, Cash Flow divided by Debt Service.

          "FACILITY FEE" means an annual fee in an amount equal to the percentage represented by the applicable Facility Fee Percentage, multiplied by the amount of the Commitment, payable by the Borrower to the Agent quarterly in arrears (40% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii upon receipt, as provided in Section 6.6 of this Agreement).

          "FACILITY FEE PERCENTAGE" means (a) one-fourth of one (.25) percentage point whenever the Tangible Net Worth of the Consolidated Group is $30,000,000 or above; (b) one-fourth of one (.25) percentage point whenever the Tangible Net Worth of the Consolidated Group is at least $22,000,000 but less than $30,000,000; (c) three-eighths of one (.375) percentage point whenever the Tangible Net Worth of the Consolidated Group is at least $15,000,000 but less than $22,000,000; (d) one-half of one (.50) percentage point whenever the Tangible Net Worth of the Consolidated Group is at least $8,000,000 but less than $15,000,000; and (e) one (1.0) percentage point whenever the Tangible Net Worth of the Consolidated Group is less than $8,000,000. The date for determining the applicable Facility Fee Percentage for each Quarter shall be sixty days after the end of the previous Quarter (i.e., the date by which the Borrower is required to provide quarterly financial statements and a calculation of the Tangible Net Worth of the Consolidated Group as of the Quarter that ended, as provided in Section 6.10(a) of this Agreement.)


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          "GAAP" means generally accepted accounting principles.

          "GUARANTOR" means Aloha Airgroup, Inc., a Hawaii corporation.

          "GUARANTY" means the Amended and Restated Guaranty dated the date of this Agreement, executed by the Guarantor in favor of the Lenders, guaranteeing the due and punctual payment of the Note, and the observance and performance by the Borrower of all of the Borrower's obligations under the Loan Documents.

          "LENDERS" means First Hawaiian Bank, a Hawaii corporation, and Bank of Hawaii, a Hawaii corporation.

          "LETTER OF CREDIT" means a standby letter of credit, issued by First Hawaiian Bank at the request of, and for the account of, the Borrower, as provided in Section 2.3 of this Agreement.

          "LETTER OF CREDIT FEE" means an annual fee in an amount equal to the percentage represented by the applicable Letter of Credit Fee Percentage, multiplied by the amount of each Letter of Credit issued hereunder, payable by the Borrower to First Hawaiian Bank quarterly in advance (40% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii upon receipt, as provided in Section 6.7 of this Agreement).

          "LETTER OF CREDIT FEE PERECENTAGE" means (a) one and one-fourth (1.25) percentage points whenever the Tangible Net Worth of the Consolidated Group is $30,000,000 or above; (b) one and one-half (1.50) percentage points whenever the Tangible Net Worth of the Consolidated Group is at least $22,000,000 but less than $30,000,000; (c) one and one-half (1.50) percentage points whenever the Tangible Net Worth of the Consolidated Group is at least $15,000,000 but less than $22,000,000; (d) one and one-half (1.50) percentage points whenever the Tangible Net Worth of the Consolidated Group is at least $8,000,000 but less than $15,000,000; and (e) one and three-fourths (1.75) percentage points whenever the Tangible Net Worth of the Consolidated Group is less than $8,000,000. The preliminary estimated Letter of Credit Fee Percentage in


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effect from the date of this Note through March 31, 1997, shall be one and one-half (1.50) percentage points. After the Agent has received the quarterly financial statements and calculation of the Tangible Net Worth of the Consolidated Group, as provided in Section 6.10(a) of this Agreement, applicable to such period (which are to be provided by March 1, 1997), the Borrower and the Agent shall adjust the amounts actually paid during such period (the Borrower paying any shortfall to the Agent and the Agent crediting the Borrower for any overpayment) at and as of the end of such period. Thereafter, the calculation of the Tangible Net Worth of the Consolidated Group for the previous Quarter shall be used to estimate the applicable Letter of Credit Fee Percentage for the next Quarter, and the Borrower and the Agent shall adjust the amounts actually paid during such Quarter, as described above, upon receipt by the Agent of the quarterly financial statements and calculation of the Tangible Net Worth of the Consolidated Group for the actual Quarter under consideration.

          "LOAN DOCUMENTS" means all of the documents and instruments executed by or for the benefit of the Borrower in connection with the Commitment, including, without limitation, this Agreement, the Note, the Guaranty, the Stock Pledge, the Negative Pledge Agreement and the Subordination Agreement.

          "MATURITY DATE" means (a) June 30, 1998, or (b) the date, following the occurrence of an Event of Default, on which the Agent notifies the Borrower that the entire Principal Balance, together with all accrued interest thereon, the amount of all outstanding Letters of Credit, and all fees, charges, expenses and other sums payable under this Agreement and the other Loan Documents, shall become due and payable.

          "NEGATIVE PLEDGE AGREEMENT" means the Amended and Restated Negative Pledge Agreement dated the date of this Agreement, executed by the Borrower in favor of the Lenders, in which the Borrower agrees, among other matters, not to encumber or further encumber any


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asset owned by the Borrower at the Closing Date or acquired by the Borrower after the Closing Date, except as otherwise provided therein.

          "NOTE" means the Amended and Restated Promissory Note - 1996 dated the date of this Agreement, executed by the Borrower in favor of the Lenders, evidencing the Borrower's agreement to repay the Principal Balance hereunder, together with interest thereon, as provided therein.

          "PAYMENTS IN KIND" means the issuance of additional subordinated debentures by the Guarantor in lieu of interest (at the rate of 7% per annum) if payment of interest in cash is prohibited under the terms of this Agreement.

          "PREFERRED STOCK" means Series B Preferred Stock.

          "PRINCIPAL BALANCE" means (i) the aggregate outstanding principal balance of all Advances, (ii) the aggregate principal amount of all Letters of Credit that have been negotiated, and (iii) upon the occurrence of an Event of Default, the aggregate principal amount of all Letters of Credit that are issued and outstanding.

          "QUARTER" means any one of the following three-calendar-month periods in any calendar year: April 1 to and including June 30; July 1 to and including September 30; October 1 to and including December 31; and January 1 to and including March 31.

          "SERIES B PREFERRED STOCK" means the Series B Cumulative Convertible Participating Preferred Stock issued by the Guarantor.

          "STOCK PLEDGE" means that certain Amended and Restated Stock Pledge and Security Agreement dated the date of this Agreement, executed by the Guarantor and the Lenders, pledging to the Lenders the Guarantor's stock in the Borrower.

          "SUBORDINATED DEBENTURES" means the 7% Convertible Subordinated Debentures due 2002 issued by the Guarantor in the aggregate amount of $7,000,000.00.


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          "SUBORDINATION AGREEMENT" means the Amended and Restated Subordination
Agreement dated the date of this Agreement, executed by the current owners of the Guarantor who purchased the Subordinated Debentures and the Series B Preferred Stock, acknowledging that the rights such owners have under the Subordinated Debentures and the Series B Preferred Stock are subordinate to and agreeing that such rights will remain subordinate to the entire indebtedness outstanding under the Commitment.

          "TANGIBLE NET WORTH" means the excess of Total Assets of the Consolidated Group over Total Liabilities of the Consolidated Group, as determined in accordance with GAAP.

          "TOTAL ASSETS" means all items of property owned by the Consolidated Group which, in accordance with GAAP, would be included as an asset on the balance sheet as of the date to which assets are to be determined, EXCLUDING, HOWEVER, (a) all assets which would be classified as intangible assets under GAAP, such as, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, and deferred charges (including, without limitation, organization costs, and research and development costs), (b) treasury stock and minority interests in subsidiaries, (c) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock, (d) to the extent not already deducted from total assets, reserves for depreciation, depletion, obsolescence or amortization of properties and all other reserves or appropriations of retained earnings which, in accordance with GAAP, should be established in connection with the business conducted by the relevant corporation, and (e) any evaluation or other write-up in book value of assets subsequent to December 31, 1996.

          "TOTAL LIABILITIES" means the principal amount of all items of indebtedness and other obligations of the Consolidated Group which, in accordance with GAAP, would be included as a liability on the balance sheet as of the date to which liabilities are to be determined, including,


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without limitation, (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as Capital Leases, (iii) reserves for loan losses and (iv) obligations under direct or indirect guarantees (except for letters of credit securing workers' compensation insurance and leases, completion bonds and guaranties, insurance bonds, customs bonds, litigation bonds, bonds issued in favor of airline clearinghouses (such as ARC), improvement bonds, and warranty and maintenance bonds required in the ordinary course of business) and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of others (other than the Payments in Kind and Preferred Stock to the extent the same may be deemed to constitute a liability of the Guarantor).

SECTION 2. THE COMMITMENT.

          2.1     AMOUNT.

                  (a) The Lenders agree, during the term of this Agreement, but subject to the terms and conditions contained herein, to make Advances to the Borrower, and First Hawaiian Bank agrees, from the Closing Date until May 31, 1998, but subject to the terms and conditions contained herein, to issue Letters of Credit for the account of the Borrower, in the aggregate amount which shall not exceed, at any one time, the amount of the Commitment. Within the limits of the Commitment, and subject to the terms and conditions contained herein, the Borrower may borrow, repay and reborrow.

                  (b) The Commitment, with respect to Advances as well as Letters of Credit, shall be shared, 40% by Bank of Hawaii and 60% by First Hawaiian Bank, although First Hawaiian Bank will be the issuing bank for all Letters of Credit. If either Lender fails to disburse its share of any Advance as specified herein, the other Lender shall have no liability


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to the Borrower, or any third party, if such other Lender declines to disburse more than its share of such Advance, or to have outstanding more than its share of the Principal Balance.

          2.2 ADVANCES. Applications for each desired Advance under this Agreement shall be made by the Borrower in accordance with the terms and provisions of the Note. The Borrower shall use the proceeds of the Advances for general corporate purposes, consistent with its airline operations, and for such other purposes as the Lenders may approve.

          2.3 LETTERS OF CREDIT. Applications for each desired Letter of Credit under this Agreement shall be made by the Borrower to First Hawaiian Bank on an Application and Agreement for Standby Letter of Credit in the form attached hereto as Exhibit "1" and made a part hereof (as the same may be revised by First Hawaiian Bank from time to time), delivered to First Hawaiian Bank no later than three (3) Banking Days prior to the date the Letter of Credit is desired. Each Letter of Credit shall be for an amount which is at least $50,000.00. The expiry date of any Letter of Credit shall be no later than June 29, 1998. The aggregate amount of all Letters of Credit issued and outstanding at any one time may not exceed Twelve Million Dollars ($12,000,000.00), and the amount of the Commitment available to the Borrower for Advances shall be reduced by the aggregate amount of all Letters of Credit issued and outstanding at any one time. In addition to the Letter of Credit Fee payable by the Borrower pursuant to Section 6.7 of this Agreement, the Borrower shall, at the time of the issuance of each Letter of Credit, pay to First Hawaiian Bank its standard letter of credit issuance fee. Upon the negotiation of any Letter of Credit and the payment by the Lenders of the amount drawn thereunder, the amount so drawn shall become and be deemed part of the Principal Balance. Upon the occurrence of an Event of Default hereunder, the full amount of any outstanding Letter of Credit shall become and be deemed part of the Principal Balance. The Letters of Credit shall be issued for general corporate purposes, consistent with the Borrower's


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airline operations, and for such other purposes as the Lenders may approve. The
Borrower and the Lenders acknowledge and agree that the eight (8) existing letters of credit described in Schedule "1" attached hereto and made a part hereof shall be deemed "Letters of Credit" under, and shall be covered by, the terms of this Agreement.

          2.4 INTEREST. Interest on the Principal Balance shall accrue as provided in the Note. Interest shall not accrue on any Letters of Credit until the same have been negotiated by the beneficiary and paid by the Lenders.

          2.5 PAYMENTS. The Borrower shall pay to the Lenders through the Agent interest on the Principal Balance as provided in the Note. The Borrower shall repay the Principal Balance, all accrued but unpaid interest thereon, and all fees, charges and other sums payable under the Loan Documents, to the Lenders on the Maturity Date. The Borrower may prepay principal on the terms and conditions set forth in the Note.

          2.6 STOCK PLEDGE. In order to secure the due and punctual payment of the Note, and the observance and performance by the Borrower of all of its obligations under the Loan Documents, the Borrower shall, on or before the Closing Date, deliver to the Lenders, through the Agent, the Stock Pledge, in form and substance satisfactory to the Lenders.

          2.7 SUBORDINATION AGREEMENT. The Borrower shall, on or before the Closing Date, deliver to the Lenders, through the Agent, the Subordination Agreement, in form and substance satisfactory to the Lenders.

          2.8 CLOSING. Closing of the Commitment shall be subject to the satisfaction of all of the conditions precedent set forth in Section 4 of this Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES BY THE BORROWER. The Borrower represents and warrants to the Lenders that:

          3.1 ORGANIZATION, STANDING AND AUTHORITY OF BORROWER. The Borrower is a Delaware


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corporation duly registered, validly existing and in good standing under the laws of the State of Delaware, is authorized to do business in the State of Hawaii, and has all requisite power and authority to carry on the business and to own the property that it now carries on and owns. The Borrower has all requisite power and authority to execute and deliver the Loan Documents and to observe and perform all of the provisions and conditions thereof. The execution and delivery of the Loan Documents have been duly authorized by the Board of Directors of the Borrower and, to the extent required by law, by the stockholders of the Borrower, and no other corporate action of the Borrower is requisite to the execution and delivery of the Loan Documents.

          3.2 TAX RETURNS AND PAYMENTS. All tax returns and reports of the Borrower and the Guarantor required by law to be filed have been duly filed and all taxes, assessments, contributions, fees and other governmental charges (other than those presently payable without penalty or interest and those which have been disclosed to the Lenders but which are currently being contested in good faith) upon the Borrower or the Guarantor or upon the properties or assets or income of the Borrower or the Guarantor, which are due and payable, have been paid.

          3.3 LITIGATION. There is, to the knowledge of the Borrower, no action, suit, proceeding or investigation pending at law or in equity or before any federal, state, territorial, municipal or other governmental department, commission, board, bureau, agency or instrumentality or threatened against or affecting the Borrower or the Guarantor, which might materially adversely affect the Borrower's ability to perform its obligations under the Loan Documents or the Guarantor's ability to perform its obligations under the Guaranty.

          3.4 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME. The Borrower is not in violation of or in default with respect to any term or provision of its Certificate of Incorporation or Bylaws or any mortgage, indenture, contract, agreement or instrument applicable to the Borrower or by which it may be bound; and the execution, delivery, performance of and


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compliance with each and all of the Loan Documents will not result in any such violation or be in conflict with or constitute a default under any such term or provision or result in the creation of any mortgage, lien or charge on any of the properties or assets of the Borrower not contemplated by this Agreement; and there is no term or provision of its Certificate of Incorporation or Bylaws, or any mortgage, indenture, contract, agreement or instrument applicable to the Borrower or by which it may be bound, which may adversely affect the business or prospects or condition (financial or other) of the Borrower or of any of its properties or assets.

          3.5 COMPLIANCE WITH LAW. The consummation of the transactions contemplated by the Loan Documents will not conflict with or result in a breach of any law, statute, ordinance, regulation, order, writ, injunction, judgment of any court or governmental instrumentality, domestic or foreign.

          3.6 GOVERNMENTAL AUTHORIZATION. No consent, approval or authorization of, or registration, declaration or filing with, any governmental or public body or authority in connection with the valid execution and delivery of each of the Loan Documents is required or, if required, such consent, approval, order or authorization shall have been obtained prior to the Closing Date.

          3.7 FINANCIAL STATEMENTS. All financial statements heretofore delivered to the Lenders by the Borrower or the Guarantor are true and correct in all respects, and fairly represent the financial condition of the Borrower and the Guarantor as of the dates thereof; and no material, adverse changes have occurred in the financial condition reflected therein since the respective dates thereof.

          3.8 BROKERS, FINDERS AND AGENTS. The Borrower has not employed or engaged any broker, finder or agent who may claim a commission or fee or other compensation with respect


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to the Commitment. The Borrower will indemnify and hold the Lenders harmless from any and all claims of brokers or other claims for commissions or fees in connection with the Commitment and will further hold the Lenders harmless and indemnify the Lenders against all losses, damages, costs and charges (including attorneys' fees) which the Lenders may sustain because of such claims or in consequence of defending against such claims.

          3.9 CHARACTER OF REPRESENTATIONS AND WARRANTIES. None of the financial statements or any certificate or statement furnished to the Lenders by or on behalf of the Borrower or the Guarantor in connection with the Commitment, and none of the representations and warranties in this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. To the best knowledge of the Borrower, there is no fact which materially adversely affects or in the future (so far as the Borrower can now foresee) may materially adversely affect the ability of the Borrower or the Guarantor to observe or perform its obligations under the Loan Documents which has not been set forth herein or in a certificate or opinion of counsel or other written statement furnished to the Lenders by or on behalf of the Borrower or the Guarantor.

SECTION 4. CONDITIONS OF THE LENDERS' AND FIRST HAWAIIAN BANK'S OBLIGATION.

          The Lenders' obligation to make Advances hereunder, and First Hawaiian Bank's obligation to issue Letters of Credit hereunder, are subject to the fulfillment, to their reasonable satisfaction, of the following conditions:

          4.1 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties contained in Section 3 of this Agreement and otherwise made by or on behalf of the Borrower or the Guarantor in connection with the Commitment shall be true and correct as of the time of each request by the Borrower for an Advance or for the issuance of a Letter of Credit hereunder, with the same effect as if made at such time.


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          4.2 EXECUTION OF LOAN DOCUMENTS. The Borrower shall have delivered to the Lenders and the Lenders shall have approved, all of the Loan Documents, duly executed by the appropriate parties.

          4.3 EXPENSES. The Borrower shall have paid to the Lenders on the Closing Date all of the fees and expenses provided for in Section 6.4 which the Lenders shall determine to be due and payable as of the Closing Date.

          4.4 NO EVENT OF DEFAULT. There shall exist at the time each Advance is made and at the time each Letter of Credit is issued, no condition or event which would constitute an Event of Default or which, after notice or lapse of time, or both, would constitute an Event of Default.

          4.5 OPINION OF COUNSEL. The Borrower shall have delivered to the Lenders and the Lenders shall have approved, an opinion of legal counsel for the Borrower and the Guarantor, in substantially the form set forth in Exhibit "2" attached hereto and made a part hereof.

SECTION 5. MAKING OF ADVANCES AND ISSUANCE OF LETTERS OF CREDIT. Each Advance shall be made and each Letter of Credit shall be issued upon and subject to the following terms and conditions:

          5.1 APPLICATION FOR ADVANCES AND LETTERS OF CREDIT. Applications for Advances shall be made as provided in the Note. Applications for issuance of Letters of Credit shall be made as provided in Section 2.3 hereof. Each application for an Advance and each application for issuance of a Letter of Credit shall be deemed a certification by the Borrower that, as of the date of such application, all representations and warranties contained in Section 3 are true and correct, and the Borrower is in compliance with all of the provisions of Sections 4 and 5 of this Agreement. All statements contained in any such application shall be deemed a representation and warranty made by the Borrower in connection with the Commitment.

          5.2 CONDITIONS PRECEDENT TO EACH ADVANCE. The Lenders' obligation to make each


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Advance hereunder shall be subject to the fulfillment, to the Lenders'
satisfaction, as of the time of application and as of the time of the Advance, of all of the conditions precedent set forth in this Section 5.2:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in any application for an Advance, or in Section 3 of this Agreement, or otherwise made by or on behalf of the Borrower in connection with the Commitment, shall be true and correct as of the time of each Advance made by the Lenders under this Agreement, with the same effect as if made at such time.

                  (b) NO EVENT OF DEFAULT. There shall exist at the time of each Advance no condition which would constitute an Event of Default or which, after notice or lapse of time, or both, would constitute an Event of Default.

                  (c) PAYMENT OF EXPENSES AND FEES. The Borrower shall have paid to the Lenders all expenses provided for in Section 6.4 and all Agent's Fees, Facility Fees, and Letter of Credit Fees provided for in Sections 6.5, 6.6 and
6.7 which the Lenders shall determine to be due.

                  (d) INSOLVENCY, BANKRUPTCY, ETC. The Borrower shall not have become insolvent; or made an assignment for the benefit of creditors; or failed generally to pay its debts as they become due; or become the subject of an order for relief in an involuntary case under the bankruptcy laws as now or hereafter constituted, and such order shall remain in effect and unstayed for a period of sixty (60) consecutive days; or commenced a voluntary case under the bankruptcy laws as now or hereafter constituted; or filed any petition or answer seeking for itself any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation; or filed any answer admitting the material allegations of any petition filed against it in any such proceedings; or


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sought or consented to or acquiesced in the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of it or of all or a substantial part of its properties or assets; or taken any action looking to its dissolution or liquidation; or within sixty (60) days after commencement of any proceedings against it seeking any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, such proceeding shall not have been dismissed; or within sixty (60) days after the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of any or of all or a substantial part of its properties or assets, without its consent or acquiescence, any such appointment or possession shall not have been vacated or terminated.

          5.3 CONDITIONS PRECEDENT TO EACH LETTER OF CREDIT. First Hawaiian Bank's obligation to issue each Letter of Credit hereunder shall be subject to the fulfillment, to its satisfaction, as of the time of application and as of the time the Letter of Credit is issued, of all of the conditions precedent set forth in this Section 5.3:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in any application for issuance of a Letter of Credit, or in Section 3 of this Agreement, or otherwise made by or on behalf of the Borrower in connection with the Commitment, shall be true and correct as of the time each Letter of Credit is issued, with the same effect as if made at such time.

                  (b) NO EVENT OF DEFAULT. There shall exist at the time of the issuance of each Letter of Credit, no condition which would constitute an Event of Default or which, after notice or lapse of time, or both, would constitute an Event of Default.

                  (c) PAYMENT OF EXPENSES AND FEES. The Borrower shall have paid to First Hawaiian Bank all expenses provided for in Section 6.4 and all Agent's Fees, Facility Fees and Letter of Credit Fees provided for in Sections 6.5, 6.6 and 6.7 which the Lenders shall determine to be due.

                  (d) INSOLVENCY, BANKRUPTCY, ETC. The Borrower shall not have become insolvent; or made an assignment for the benefit of creditors; or failed generally to pay its debts as they become due; or become the subject of an order for relief in an involuntary case under the bankruptcy laws as now or hereafter constituted, and such order shall remain in effect and unstayed for a period of sixty (60) consecutive days; or commenced a voluntary case under the bankruptcy laws as now or hereafter constituted; or filed any petition or answer seeking for itself any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation; or filed any answer admitting the material allegations of any petition filed against it in any such proceedings; or sought or consented to or acquiesced in the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of it or of all or a substantial part of its properties or assets; or taken any action looking to its dissolution or liquidation; or within sixty (60) days after commencement of any proceedings against it seeking any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, such proceeding shall not have been dismissed; or within sixty (60) days after the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of any or of all or a substantial part of its properties or assets, without its consent or acquiescence, any such appointment or possession shall not have been vacated or terminated.

          5.4 CONDITIONS ARE SOLELY FOR BENEFIT OF THE LENDERS. All conditions of the obligations of the Lenders to make Advances hereunder and of First Hawaiian Bank to issue Letters of Credit hereunder, are imposed solely and exclusively for the benefit of the Lenders and First Hawaiian Bank, their respective successors and assigns, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived, in whole or in part, by the Lenders and First Hawaiian Bank at any time if, in their sole judgment, the Lenders and First Hawaiian Bank deem it advisable to do so.

SECTION 6. OTHER COVENANTS OF THE BORROWER.

         The Borrower covenants and agrees with the Lenders as follows:

          6.1 INFORMATION. The Borrower shall (a) furnish directly to each Lender with reasonable promptness such data and information, financial or otherwise, (including such financial information as may be required in any separate agreement between the Borrower and the Lenders) concerning the Borrower and/or the Guarantor as from time to time may reasonably be requested by the Lenders, including, but not limited to, any filings made with the Securities and Exchange Commission; (b) promptly notify each Lender of any condition or event which constitutes a breach or event of default of any covenant, condition, warranty, representation or provision of any of the Loan Documents, and of any materially adverse change in the financial condition or operations of the Borrower; and (c) furnish directly to each Lender not more than sixty (60) days after the end of each financial Quarter of the Borrower a certificate of the Borrower, signed by an authorized executive officer of the Borrower, to the effect that the signer has reviewed the relevant terms of this Agreement, the Stock Pledge and the Negative Pledge Agreement, and has made, or caused to be made under his supervision, a review of the transactions and condition of the Borrower during such financial Quarter, and that such review has not disclosed the occurrence during such period, and that the signer does not have knowledge of the existence as at the date of such certificate, of any Event of Default, or, if any Event of Default has occurred or exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereto.

          6.2 PAYMENT OF TAXES. The Borrower shall pay or cause to be paid all taxes, assessments, or other governmental charges levied upon any of its properties or assets, or in respect of its income before the same become delinquent, except that the Borrower will have the right to contest assessments and other charges in the manner provided in Section 7.2.

          6.3 INDEMNIFICATION OF THE LENDERS. The Borrower shall indemnify and hold the Lenders harmless from any and all claims asserted against the Lenders by any person, entity or governmental authority arising out of or in connection with the Commitment except for claims arising out of the Lenders' gross negligence or wilful misconduct. The Lenders shall be entitled to appear in any action or proceeding to defend themselves against such claims, and all reasonable costs incurred by the Lenders in connection therewith, including reasonable attorneys' fees, shall be reimbursed by the Borrower to the Lenders within ten (10) days after presentment, as provided in Section 6.4. Any failure to so reimburse the Lenders within the specified time period shall constitute an Event of Default under this Agreement, and the unreimbursed amount shall thereupon be added to the Principal Balance, and shall bear interest at the default rate specified in the Note.

          The Lenders shall, at their sole option, be entitled to settle or compromise any asserted claim against them, and such settlement shall be binding upon the Borrower for purposes of this indemnification. Payment thereof by the Lenders or the payment by the Lenders of any judgment or claim successfully perfected against the Lenders shall constitute an additional Advance hereunder, shall bear interest at the default rate specified in the Note until paid, and shall be payable upon demand of the Lenders. The agreements contained in this section shall survive termination of the Commitment and any other portions of this Agreement.

          6.4 EXPENSES. Whether or not the transactions hereby contemplated shall be consummated, the Borrower shall assume and pay upon demand of the
Lenders:

                  (a) All reasonable out-of-pocket expenses incurred by the Lenders or either of them in connection with the making and continued administration of any portion of the Commitment, including, but not limited to, the reasonable fees and disbursements and expenses of legal counsel for the Lenders;

                  (b) Any and all advances or payments made by the Lenders pursuant to this Agreement or any other Loan Documents, and other similar or dissimilar reasonable expenses and charges in connection with the administration, servicing or collection of any portion of the Commitment, including restructuring of the Commitment, all of which shall constitute an additional liability owing by the Borrower to the Lenders; and

                  (c) All costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by the Lenders as a result of an Event of Default or for the purpose of negotiating a resolution of any default (whether by means of refinancing or otherwise and whether or not successful) or for the purpose of effecting collection of the amounts outstanding under the Commitment, principal, interest, fees and charges, or any other sums required to be paid by the Borrower pursuant to any of the Loan Documents, when the same shall become due and payable (whether at the stated maturity thereof or upon any acceleration of the maturity thereof).

          6.5 AGENT'S FEE. The Borrower shall pay the Agent's Fee to the Agent on the Closing Date.


          6.6 FACILITY FEE. The Borrower shall pay the Facility Fee to the Agent, quarterly in arrears (40% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii upon receipt), based on a 365-day year and the actual number of days elapsed, the first payment to be due March 31, 1997.

          6.7 LETTER OF CREDIT FEE. The Borrower shall pay to First Hawaiian Bank, for each Letter of Credit issued and outstanding, the Letter of Credit Fee, aggregated quarterly, such payment to be made quarterly in advance, based on a year of 360 days and the actual days elapsed. First Hawaiian Bank shall retain for its own account 60% of each payment of the Letter of Credit Fee made by the Borrower, and shall remit to Bank of Hawaii 40% of each payment of the Letter of Credit Fee made by the Borrower upon receipt by First Hawaiian Bank.

          6.8 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The Consolidated Group shall at all times maintain a Tangible Net Worth of not less than $7,000,000.00 plus (i) 50% of the cumulative annual consolidated net profit (before dividends) of the Consolidated Group, beginning with the year ended December 31, 1997, without deduction for any annual loss, and (ii) 75% of the amount received from any infusion of new equity or issuance of new capital stock.

          6.9 MINIMUM FIXED CHARGE COVERAGE RATIO. The Consolidated Group shall at all times maintain a minimum Fixed Charge Coverage Ratio of not less than
1.05 to 1.

          6.10 FINANCIAL STATEMENTS. The Borrower shall furnish to the Agent the following:

                  (a) as soon as available, but not later than sixty (60) days after the end of each fiscal Quarter of the Borrower, company-prepared quarterly consolidated financial statements of the Consolidated Group for such Quarter, prepared in accordance with GAAP, and the compliance certificate referred to in Section 6.1(c) of this Agreement, together with a calculation of the Tangible Net Worth for the Consolidated Group and the Fixed Charges Coverage Ratio for such Quarter.

                  (b) as soon as available, but not later than one hundred twenty (120) days after the end of each fiscal year of Aloha Airgroup, Inc.,
(i) consolidated audited financial statements of Aloha Airgroup, Inc., for such fiscal year, prepared in accordance with GAAP, and accompanied by the opinion of independent certified public accountants of recognized standing, containing no qualifications, or only such qualification as are reasonably acceptable to the

Lenders, and (ii) internal, company-prepared consolidating financial statements of Aloha Airgroup, Inc., including the operations of its subsidiaries, Aloha Airlines, Inc., and Aloha IslandAir, Inc.

                  (c) as soon as available, but not later than February 1 of each year, projected consolidated financial statements for the Guarantor, the Borrower and Aloha IslandAir, for each such entity's corresponding fiscal year.

          6.10 INSURANCE. The Borrower shall maintain at all times during the term of the Loan such insurance as is normally carried by prudent air carriers engaged in the same or similar business as the Borrower.

          6.11 RESTRICTION ON PAYMENTS TO SHAREHOLDERS. Neither the Borrower nor the Guarantor shall declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or the Guarantor (other than Payments in Kind and shares of Series B Preferred Stock issued in payment of accrued dividends), or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree to purchase or redeem any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or the Guarantor, or any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or the Guarantor; provided, however, that: (i) the Guarantor may declare and pay cash dividends and make cash interest payments for 1997 in an aggregate amount not to exceed $500,000.00; and (ii) the Borrower may declare and pay dividends and otherwise make distributions and payments to the Guarantor in order to, and in amounts sufficient to, permit the Guarantor to and the Guarantor shall be permitted to declare and pay cash dividends and make cash interest payments to its shareholders, to the holders of the Subordinated Debentures, in an amount not to exceed in the aggregate $500,000.00 (for dividends and interest payments combined), in 1997, on an accrual (not cash) basis, subject to the following conditions:

                           (a) no more than $125,000.00 in dividends and
                  interest payments, combined, may be made in any Quarter, on an accrual (not cash) basis, except that if for any reason all or any portion of such payment cannot be made in any Quarter, the amount not made in such Quarter may be cumulated and paid in subsequent Quarters until the end of the fiscal year (provided that no such payment may be carried over into the next fiscal year);

                           (b) no quarterly or cumulative dividend or interest
                  payment may be made if any Event of Default has occurred and is continuing, or if the Agent determines, in its reasonable judgment, that a potential Event of Default is likely to occur, based upon the information furnished to the Agent by the Borrower pursuant to Section 6.10 above; and

                           (c) no quarterly or cumulative dividend or interest
                  payment may be made in an amount which exceeds the consolidated cumulative (year-to-date) net income (as reduced by any quarterly losses in such year) of Aloha Airgroup, Inc., and its subsidiaries, Aloha Airlines, Inc. and Aloha IslandAir, Inc., as of the end of any Quarter (it being understood that "net income" contains a reduction due to amounts of interest payable in respect of owner financing, whether paid or not and that the calculation of "net income" shall exclude the effect, if any, of the Statement of Financial Accounting Statement #106 - Employer's Accounting for Post-retirement Benefits Other Than Pensions.)

SECTION 7. DEFAULT; REMEDIES ON DEFAULT.

          7.1 EVENTS OF DEFAULT. If and for so long as any of the following events (herein called

"Events of Default") shall occur:

                  (a) The Borrower shall default in the payment of principal or interest under the Note when the same becomes due; or

                  (b) The Borrower shall default in the performance of or compliance with any term, covenant, condition or provision contained in any of the Loan Documents, and such default shall not have been remedied within fifteen (15) days after the Agent or any other person notifies the Borrower in writing of such default; or

                  (c) The Borrower shall become insolvent, or shall make an assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or the Borrower shall become the subject of an order for relief in an involuntary case under the bankruptcy laws as now or hereafter constituted, and such order shall remain in effect and unstayed for a period of sixty (60) consecutive days, or shall commence a voluntary case under the bankruptcy laws as now or hereafter constituted, or shall file any petition or answer seeking for itself any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of any petition filed against it in any such proceedings; or the Borrower shall seek or consent to or acquiesce in the appointment of or taking possession by, any custodian, trustee, receiver or liquidator of it or of all or a substantial part of its properties or assets; or the Borrower shall take action looking to its dissolution or liquidation; or within sixty (60) days after commencement of any proceedings against the Borrower seeking any arrangement, composition, adjustment, liquidation, dissolution or similar relief to which it may be entitled under any present or future statute, law or regulation, such proceedings shall not have been dismissed; or within sixty (60) days after the appointment of, or taking possession by, any custodian, trustee, receiver or liquidator of any or of all or a substantial part of its properties or assets, without the consent or acquiescence of the Borrower, any such appointment or possession shall not have been vacated or terminated; or

                  (d) The Guaranty shall be repudiated or breached, or any event described in subsection (c) above shall occur with respect to the Guarantor; or

                  (e) Any representation made by or on behalf of the Borrower herein or otherwise in writing in connection with the Commitment shall prove to have been false or incorrect in any material respect on the date as of which such representation was made; or

                  (f) A final judgment which alone exceeds $2,500,000.00 in amount shall be rendered against the Borrower and shall not be covered by insurance reasonably satisfactory to the Lenders, or be discharged or have execution thereof stayed pending appeal within thirty (30) days after entry of such judgment or shall not be discharged within thirty (30) days after the expiration of any such stay; or

                  (g) The Borrower or the Guarantor shall default under any Capital Lease, or under any agreement respecting deferred payment for goods, or under any agreement involving the extension of credit to which the Borrower or the Guarantor is a party (if such default gives the holder of the obligation the right to accelerate the indebtedness) and such default shall not be waived or remedied within the time permitted for the remedying of such default under the applicable document; or

                  (h) The Borrower shall fail to comply with any financial covenant contained in any Capital Lease, or any agreement respecting deferred payment for goods, or any agreement involving the extension of credit to which the Borrower is a party (whether or not such agreement is hereafter amended or terminated) and such failure shall not be waived or remedied within the time permitted for the remedying of such failure under the applicable document; or

                  (i) The Borrower shall cease to be an air carrier operating under a certificate of convenience and necessity from the United States Department of Transportation; or

                  (j) There occurs any adverse change in the business, assets or general financial condition of the Borrower which has or, in the reasonable opinion of the Lenders, could have, a material adverse effect upon the ability of the Borrower to observe and perform its obligations under the Loan
Documents,

          THEN, AND IN ANY SUCH EVENT, in addition to all remedies conferred by law, the Lenders shall have no further obligation to make Advances under the Commitment, and First Hawaiian Bank shall have no further obligation to issue Letters of Credit under the Commitment, and the Lenders shall have the option to declare the Note to be due and payable, whereupon the entire aggregate unpaid principal balance under the Note, all accrued but unpaid interest thereon, the amount of all Letters of Credit issued and outstanding, and all fees, charges and other sums payable under the Loan Documents shall forthwith mature and become due and payable, without presentment, demand, protest or notice of any kind all of which are hereby expressly waived, and upon such maturity by acceleration or otherwise, all such principal, interest, amounts, fees, charges and other sums, shall bear interest at the rate provided in the Note to be paid following an Event of Default; PROVIDED, HOWEVER, that all such amounts paid by the Borrower on account of any issued and outstanding Letter of Credit shall be repaid without interest to the Borrower if such Letter of Credit expires without having been negotiated, and if the Borrower has paid all sums required to be paid by the Borrower hereunder.

          7.2 RIGHT OF CONTEST. The Borrower shall have the right to contest in good faith any claim, demand, levy or assessment by a third party the assertion of which would constitute an Event of Default hereunder; PROVIDED, HOWEVER, any such contest shall be prosecuted diligently and in a manner not prejudicial to the Lenders hereunder; and, upon demand by the Lenders, the Borrower shall make suitable provision by payment to the Lenders or by bond satisfactory to the Lenders for the possibility that the contest will be unsuccessful. Such provision shall be made within ten (10) days after demand therefor and, if made by payment of funds to the Lenders, the amount so deposited shall be disbursed in accordance with the resolution of the contest either to the Borrower or the adverse claimant.

          7.3 MARSHALLING. The Borrower hereby waives any and all rights to require any security given hereunder to be marshalled and agrees and acknowledges that after the occurrence of any Event of Default, the Lenders may, in their sole and absolute discretion, proceed to enforce their rights under the Loan Documents and to realize on any or all of the security for the repayment of the amounts outstanding under the Commitment or any portion or portions thereof, irrespective of the differing nature of such security and whether or not the same constitutes real or personal property.

SECTION 8. MISCELLANEOUS PROVISIONS.

          8.1 AUTHORITY TO FILE NOTICES. The Borrower irrevocably appoints, constitutes and designates the Agent its attorney-in-fact to file for record any notice that the Lenders reasonably deem necessary or desirable to protect their interests hereunder or under any of the Loan Documents. Such power shall be deemed coupled with an interest and shall be irrevocable while any sum remains due and owing under any of the Loan Documents or any obligation of the Borrower thereunder remains unperformed.

          8.2 ACTIONS. The Lenders shall have the right to commence, appear in or defend any action or proceeding purporting to affect the rights, duties or liabilities of the parties hereunder, or the amounts outstanding or available under the Commitment, whether or not an Event of Default has occurred hereunder. In connection therewith, the Lenders may incur and pay reasonable costs and expenses, including, but not limited to, reasonable attorneys' fees. The Borrower shall pay to the Lenders within ten (10) days after demand therefor, all such expenses, and the Lenders are authorized to disburse funds from the Commitment for such purposes.

          8.3 TIMELINESS, TERM OF AGREEMENT: SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Time is of the essence of this Agreement. This Agreement shall continue in full force and effect until all indebtedness of the Borrower to the Lenders under the Loan Documents shall have been paid in full, all Letters of Credit have been negotiated or have expired (or other arrangements satisfactory to the Lenders relative to any outstanding Letters of Credit have been made), all obligations of the Borrower under this Agreement and the Loan Documents have been observed and performed, and all obligations of the Lenders and First Hawaiian Bank under this Agreement and the other Loan Documents have been terminated. All representations and warranties contained herein or made in writing by or on behalf of the Borrower in connection with the Commitment shall survive the execution and delivery of the Loan Documents and any investigation at any time made by, through or on behalf of the Lenders. All statements contained in any certificate or other instrument delivered to the Lenders or First Hawaiian Bank on behalf of the Borrower pursuant hereto or otherwise in connection with the Commitment shall constitute representations and warranties hereunder.

       8.4 AMENDMENTS AND WAIVERS. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

          8.5 REMEDIES ARE CUMULATIVE. All rights, powers and remedies herein given to the Lenders are cumulative and not alternative, are in addition to all rights, powers and remedies afforded by statutes or rules of law and may be exercised concurrently, independently, or successively in any order whatsoever. Without limiting the generality of the foregoing, the Lenders may enforce any one or more of the Loan Documents without enforcing all of them concurrently or in any particular order.

          8.6 NO WAIVER. No failure, forbearance or delay on the part of the Lenders in exercising any power or right under any of the Loan Documents shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. No Advance made by the Lenders and no Letter of Credit issued by First Hawaiian Bank hereunder shall constitute a waiver of any of the conditions precedent to the Lenders' obligation to make further Advances, or First Hawaiian Bank's obligation to issue additional Letters of Credit, nor, in the event the Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding the Lenders from thereafter declaring such inability to be an Event of Default as provided in Section 7.1 of this Agreement.

          8.7 NO JOINT VENTURE. The execution of this Agreement, the making of the Commitment, the making of any Advance, the issuance of any Letter of Credit, and the exercise of any rights hereunder, are not intended, and shall not be construed, to create a partnership or joint venture between the Lenders and the Borrower or First Hawaiian Bank and the Borrower.

          8.8 NOTICES. All notices, requests, demands or documents which are required or permitted to be given or served hereunder shall be in writing and personally delivered, or sent by registered or certified mail addressed as follows:

         TO BORROWER at:        371 Aokea Street
                                Honolulu, Hawaii 96819
                                Attn: Senior Vice President-Finance & Planning
                                      and Chief Financial Officer
                                FAX: (808) 833-3100

         TO LENDERS at:         First Hawaiian Bank
                                999 Bishop Street
                                Honolulu, Hawaii 96813
                                Attn: Adolph F. Chang
                                Vice President Corporate Banking Division

                                FAX: (808) 525-6372

                                and

                                Bank of Hawaii
                                P.O. Box 2900
                                Honolulu, Hawaii 96846
                                Attn: Wayne Hamano
                                Vice President, Corporate Banking
                                FAX: (808) 537-8943

The addresses may be changed from time to time by the addressee by serving notice as heretofore provided. Service of such notice or demand shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the second day after the date of mailing, whichever is earlier in time.

          The Borrower hereby irrevocably authorizes the Agent to accept facsimile ("FAX") transmissions of such notices, requests, demands and documents, provided such transmission is signed by an officer of the Borrower authorized to do so in a corporate resolution. The Borrower shall and does hereby hold the Agent harmless from, and indemnify the Agent against, any loss, cost, expense, claim or demand which may be incurred by or asserted against the Agent by virtue of the Agent acting upon any such notices, requests, demands or documents transmitted in accordance with the above provisions. The Borrower shall confirm any such FAX transmission separately by telephone conference between the Agent and the individuals signing such FAX transmission, and shall thereafter transmit to the Agent the actual "hard copy" of the notice, request, demand or document in question.

          8.9 WAIVER OF JURY TRIAL. The Borrower hereby knowingly, voluntarily and intentionally waives any right it may have to a jury trial in any legal proceeding which may be hereinafter instituted by the Lenders or the Borrower to assert any of their respective claims arising out of or relating to any of the Loan Documents or any other agreement, instrument or document contemplated thereby. In such event, the Borrower, at the request of the Lenders, shall cause its attorney of record to effectuate such waiver in compliance with the Hawaii Rules of Civil Procedure, as the same may be amended from time to time.

          8.10 ENTIRE AGREEMENT. The Loan Documents constitute all of the agreements between the parties relating to the Commitment and supersede the Loan Agreement dated July 30, 1990, as such Loan Agreement has been amended from time to time, all other prior or concurrent oral or written letters, agreements or understandings.

          8.11 ASSIGNMENT; PARTIES IN INTEREST. The Borrower shall not assign its interest in this Agreement without the prior written consent of the Lenders, which consent may be withheld by either Lender in its sole and absolute discretion. Either Lender may assign its interest in this Agreement or any portion thereof, with the prior written consent of the Agent, and the prior written consent of the Borrower; provided however that the consent of the Borrower shall not be unreasonably withheld. Either Lender may, upon notice to the Agent and the Borrower, at any time sell to one or more financial institutions (a "Participant") participating interests in its share of the Commitment PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance of such obligations, and (iii) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with its rights and obligations under this Agreement and the other Loan Documents. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether or not hereinabove so expressed and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of the Note or any part thereof or interest therein.

          8.12 HEADINGS OF PARAGRAPHS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference and shall in no way define, limit or describe the scope or intent of any provision of this Agreement.

          8.13 APPLICABLE LAW. This Agreement is executed and delivered in and shall be construed and enforced in accordance with the laws of the State of Hawaii.

          8.14 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          8.15 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement and the other Loan Documents will remain unaffected.

          8.16 TERMS AND CONDITIONS OF THIS AGREEMENT SUPPLEMENT OTHER LOAN DOCUMENTS. The terms and conditions of this Agreement and the covenants, representations and warranties of the Borrower under this Agreement shall not be deemed to supersede, amend or modify the obligations and duties of the Borrower under the other Loan Documents. The terms and conditions of this Agreement and the covenants, representations and warranties of the Borrower hereunder merely supplement, and do not supplant or supersede, provisions of similar effect or subject matter in the other Loan Documents.

          8.17 AGENTS. In exercising any rights under this Agreement or the other Loan Documents, the Lenders may act through their employees, agents or independent contractors; provided that the Lenders shall remain responsible for the actions of their employees and agents.

          8.18 CONSENT BY THE LENDERS. Whenever the consent of the Lenders is required by the terms of this Agreement, such consent must be obtained from both Lenders. Except where the granting of such consent is reserved to the Lenders in their sole judgment, option or discretion, such consent shall not be unreasonably or arbitrarily withheld; PROVIDED, HOWEVER, that neither Lender shall have any liability to the Borrower, or any third party, if the other Lender refuses to grant its consent required hereunder.

          8.19 LENDERS' RIGHT OF SETOFF. Upon the occurrence of any Event of Default, or if the Lenders shall be served with garnishee process, whether or not the Borrower shall be in default hereunder at the time, the Lenders may, but shall not be required to, set off any indebtedness owing by the Lenders to the Borrower against any indebtedness under the Loan Documents, without prejudice to any other rights or remedies of the Lenders thereunder.

          IN WITNESS WHEREOF, the Borrower and the Lenders have executed this Agreement on the day and year first above stated.

                             FIRST HAWAIIAN BANK

                             By      /s/ Adolph F. Chang
                                    -------------------------------------
                                    Its Vice President


                             BANK OF HAWAII

                             By      /s/ [ILLEGIBLE]
                                    -------------------------------------
                                    Its Vice President

                                                                  Lenders

                             ALOHA AIRLINES, INC.

                             By      /s/ Brenda F. Cutwright
                                    -------------------------------------
                                     Its SR VICE PRESIDENT FINANCE &
                                            PLANNING AND CFO
                                    -------------------------------------

                             By      /s/ Owen Sekimura
                                    -------------------------------------
                                     Its STAFF VICE PRESDIENT - FINANCE
                                                 & CONTROLLER
                                    -------------------------------------

                                                                 Borrower

                             FIRST HAWAIIAN BANK           ---------------------
                        APPLICATION AND AGREEMENT FOR          BANK USE ONLY
                          STANDBY LETTER OF CREDIT         ---------------------
                                                           L/C No.
                                                           ---------------------

To: FIRST HAWAIIAN BANK

_____________________________  Branch
_____________________________, Hawaii                 Date _____________________

Please issue an Irrevocable Standby Letter of Credit on substantially the same terms and conditions as shown in this application for delivery to the beneficiary by:

/ / Airmail          / / Airmail with short preliminary cable advice
/ / Full Cable       / / Courier      / / Other

--------------------------------------------------------------------------------
          ADVISING BANK                         FOR ACCOUNT OF (APPLICANT)
 (If Blank, Correspondent Bank)




--------------------------------------------------------------------------------
     IN FAVOR OF (BENEFICIARY)                            AMOUNT

                                         ---------------------------------------
                                         EXPIRY DATE AND PLACE FOR PRESENTATION

                                         Date
                                           Automatic Extension:  / / Yes  / / No

                                         Place: FHB's International Banking
                                                offices, Honolulu, unless
                                                otherwise specified.
--------------------------------------------------------------------------------

Available for payment by presentation of draft(s) at sight drawn on you or your correspondent. Please issue the Letter of Credit as per attached.

Fees:
Issuing Fee $__________     Initial Standby Fee at the rate of ______% per annum
                               (360 days per year).
                            Minimum $__________/Year
                            (Subject to adjustment in the event of
                               extension or increase.)

Payment Fee ___________%, or minimum $__________, whichever is greater. Plus other applicable fees (telex, courier, fax, etc.)

Partial Drawings permitted unless otherwise stated.




By signing below, applicant acknowledges that applicant has read and agrees to all of the above terms and conditions and the Agreement Governing Standby Letter of Credit on the reverse side.

The applicant authorizes Bank to charge applicants checking account number _______________________ maintained by the applicant with Bank at its
__________________ Branch, for any and all amounts due from applicant to Bank under this Agreement. In the event said checking account does not have sufficient funds to reimburse Bank for the amounts due hereunder, the applicant will pay such amounts on demand, as specified in this Agreement. This authorization will remain in full force and effect until revoked by the applicant in writing. However, any such revocation by the applicant shall not affect or impair Bank's rights and remedies set forth in this Agreement.



____________________________________      ____________________________________
Date                                      Authorized Signature           Title


____________________________________      ____________________________________
Applicant - Firm Name                     Authorized Signature           Title


--------------------------------------------------------------------------------
                              BANK USE ONLY
--------------------------------------------------------------------------------
Outstanding Balance ____________    The Letter of Credit is approved under one
                                    of the following:
                                    / / Executive Committee   / / BLAD Authority
                                    / / My Lending Authority
                                    / / Credit Committee      / / Other ________
Amount Requested _______________
                                    Under Line             Applicant's
           Total _______________    of Credit No._________ Obligor No. _________

Security _______________________    Type:  / / Financial   / / Performance

                                    Grade ________ Approved By__________________
--------------------------------------------------------------------------------

EX-818A (REV. 7/1/96)
(FRONT)

                  AGREEMENT GOVERNING STANDBY LETTERS OF CREDIT

      First Hawaiian Bank (herein called "Bank") and the applicant(s) (herein called the "applicant") for Standby Letter of Credit (herein called the "Credit") agrees as set forth on the application as follows:

      1. As to drafts or other requests for payment drawn under or purporting to be drawn under the Credit, the applicant will reimburse, or pay in advance to Bank in U.S. currency at Bank's election and on demand, the amount paid on or required to pay each sight draft payable in U.S. currency, and as to such drafts payable in other than U.S. currency, to reimburse Bank, on demand, the equivalent of the amount paid (plus cable charges) in U.S. currency at the current rate of exchange in Hawaii for cable transfers, to the place of payment in the currency in which such draft is drawn. If there is a note executed by the applicant in connection herewith, the note evidences the debt due hereunder.

      2. The applicant will pay Bank all fees specified on the application and/or in a separate agreement.

      3. As security for the payment of all obligations and indebtedness of the applicant to Bank, now or hereafter existing under this Agreement, the applicant hereby (a) pledges to Bank and/or gives Bank a general lien upon and/or right of set-off against all right, title, and interest of the applicant in and to the balance of every deposit account now or at any time hereafter existing, of the applicant with Bank, and any other claims of applicant against Bank, and in and to all property, claims, and demands and rights and interests therein of the applicant, and in and to all evidences thereof, which have been or at any time shall be delivered to or otherwise come into Bank's possession, custody or control, or into the possession, custody or control of any of its agents or correspondents for any purpose, whether or not for the express purpose of being used by Bank as collateral security or for safekeeping or for any other or different purposes, it being understood that the receipt at any time by Bank, or any of its correspondents, of other security, of whatever nature, including cash, shall not be deemed a waiver of any of Bank's rights or powers under this Agreement, (b) if any party shall have joined in the application for the Credit, assigns and transfers to Bank all right, title, and interest of the applicant in and to all property and interests which the applicant may now or hereafter obtain from such party as security for the obligations of such party arising in connection with the transaction to which the Credit relates; and (c) agrees at any time and from time to time, on demand, to deliver, convey transfer, or assign to Bank additional security of value and character satisfactory to Bank, or to make such payment as Bank may require.

      4. Upon demand by Bank, applicant will execute and deliver to Bank all documents concerning security to be given or granted Bank, all in form and content applicable to Bank and shall pay Bank all applicable filing fees therefor.

      5. Until and except as the applicant shall instruct Bank in writing to the contrary, Bank and its correspondents may, but shall have no obligation to, under the Credit, (a) receive and accept and pay drafts or other documents and instruments otherwise in order signed by, or issued to, the receiver, successor in interest, trustee in bankruptcy, personal representative, administrator, guardian or conservator of anyone named in the Credit as the person to whom drafts and other documents and instruments are to be drawn or issued; and (b) honor drafts for partial payments whether or not made in any designated amount or period of time, provided that the liability of the applicant to reimburse Bank shall not exceed the amount to the Credit plus all applicable charges, expenses, and interest.

       6. The users of the Credit shall be deemed agents of the applicant. Neither Bank nor Bank's correspondents shall have any liability or responsibility for the correctness, validity, genuineness, sufficiency, or falsification of any documents or instruments, or for any delay in giving or failure to give notice, or for failure of any person to comply with the terms of the Credit, or for errors, omissions, delays in or nondelivery of any message, however sent, or for any other error, neglect, or omission if done in good faith and any action taken in good faith by Bank and Bank's correspondents shall be binding on the applicant.

      7. Any and all payments made to Bank hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income and all income and franchise taxes of the United States and any political subdivisions thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter called "Taxes"). If the applicant shall be required by law to deduct any taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this section 7) Bank shall receive an amount equal to the sum Bank would have received had no such deductions been made; (b) the applicant shall make such deductions; and (c) the applicant shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The applicant will indemnify Bank for the full amount of Taxes (including, without limitation, and Taxes imposed by any jurisdiction on amounts payable under this section 7) paid by Bank and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date Bank makes written demand therefor. Within 30 days after the date of any payment of Taxes, the applicant will furnish to Bank the original or a certified copy of a receipt evidencing payment thereof.

      8. Any property of the applicant of whatever kind or character now or hereafter in Bank's possession or under Bank's control is security for the payment and performance of all of the applicant's indebtedness and obligations to Bank and may without notice to the applicant to the same by Bank, and applicant will, upon demand, execute and deliver to Bank a general pledge agreement in Bank's regular form. Should the applicant default in payment or performance of any of the terms hereof or of the Credit or any other agreements with Bank, or discontinue its present business, become incompetent or insolvent, die, institute any proceedings seeking to adjudicate the applicant as bankrupt or insolvent, make an assignment for the benefit of creditors or become the subject of any receivership or other proceedings under the bankruptcy laws, or give any materially false information to, or withhold any essential financial information from Bank, or should the property, goods, documents, and instruments referred to in section 3 of this Agreement be attached, seized, impounded, or become subject to any other legal process or order, then upon the happening of any such events, Bank without the necessity of any notice, demand, or protest to or upon the applicant or any other person, may do any or all of the following:
(a) declare all indebtedness owing from the applicant to Bank immediately due and payable; (b) take possession of the property, goods, documents, and instruments or any part thereof, and do all such acts affecting the same as Bank may deem necessary to conserve the same and its security interest therein; (c) apply all property of the applicant to said indebtedness; (d) set off and apply all deposits at any time held or other indebtedness at any time owing by Bank to or for the credit or the account of the applicant against any amounts owing by the applicant to Bank; (e) take possession of the property, goods, documents, and instruments, or any part thereof, with or without process of law, and sell and dispose of the same at public or private sale; and (f) exercise all rights under the Uniform Commercial Code, Chapter 490, Hawaii Revised Statutes, or any other applicable law. To the extent notice of sale shall be required by law, reasonable notice shall include, but shall not be limited to, written notice to the applicant at the address shown on the reverse hereof at least five business days prior to the date of sale. Bank may purchase at such sale free from any right of redemption, which the applicant hereby waive(s) and release(s). Bank in conducting such sale may act through an agent, its attorney, or any of its officers. The applicant will pay Bank all expenses of taking possession, storing, transporting, conditioning, sale and collection, including reasonable attorneys' fees, and Bank may deduct the same from the proceeds of any sale before crediting the balance, if any, to the indebtedness of the applicant. Upon demand, the applicant will pay to Bank any deficiency, and Bank will pay to the applicant any surplus remaining after the application of the proceeds of the sale. The provisions of any separate agreement concerning security shall, if inconsistent herewith, control and govern Bank's rights in respect thereby.

      9. (a) Each remedy of Bank herein provided is cumulative, not alternative and in addition to all other remedies provided by law, and no waiver by Bank of any term or condition hereof or breach hereunder shall be deemed a waive of any other term, condition, or subsequent breach; (b) all payments, remittances, deliveries of documents and instruments, and notices to Bank shall be made and delivered (unless otherwise specified herein) to the office of Bank shown on the reverse hereof; (c) this Agreement shall inure to the benefit of Bank's successors and assigns, and shall be binding upon the heirs, personal representatives, guardians, conservators, and trustees of the applicant; (d) if the applicant is more than one person, the liability of each applicant shall be joint and several.

      10. Without releasing the applicant from any liability hereunder and under the Credit, Bank may make such changes from the terms set forth herein as Bank, in its sole discretion, may deem advisable, provided that no such changes shall vary the principal terms hereof (amount, expiry); however, Bank may, at the applicant's request, which may be signified by signing or initialing such change(s), vary or modify principal terms as described herein. Further, Bank may surrender, from time to time, to the person designated by the applicant (or their nominees) all or any part of any property, goods, documents, and instruments against payments by, or other documents or instruments satisfactory to Bank executed by such persons.

      11.The applicant will comply with all foreign and U.S. laws, rules and regulations (including exchange and control regulations) now or hereafter applicable to the transaction related to the Credit or applicable to the execution, delivery, and performance by the applicant of this Agreement.

      12. This Agreement shall be construed and enforced in accordance with the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") and in accordance with the laws of the State of Hawaii, U.S.A. The UCP shall govern in the event of any inconsistency.

      13. If Bank extends to applicant (or any other party liable hereunder) a loan or other credit which in whole or in part is intended to (or does) satisfy the obligations of the applicant hereunder (or of any other party liable hereunder), the rights of Bank hereunder shall continue until both full satisfaction of all obligations owed Bank hereunder as well as full satisfaction of all obligations owed Bank under any loan or other credit documents. Bank shall have all rights hereunder and under any such other documents, separately and cumulatively, until the occurrence of both events.

      14. The applicant hereby authorizes Bank to accept, honor, or pay (as applicable) against any draft or other document which on its face appears otherwise in order but which is signed, issued, or presented by any party or under the name of any party (a) purporting to act with authority (actual or apparent) on behalf of anyone named in the Credit as the person to whom drafts and other documents and instruments are to be drawn or issued (herein called the "Beneficiary"), (b) purporting to claim through such Beneficiary, or (c) posing as such Beneficiary. The applicant hereby agrees to reimburse Bank and any and all amounts which Bank may have to pay under the Credit by reason of any legal or factual insufficiency or infirmity in such party's conduct or documents under clauses (a), (b), or (c) above.


EX-818A (7/l/96) (BACK)

                                   EXHIBIT "2"

                               Opinion of Counsel

                                [To Be Attached]

                                  SCHEDULE "1"

ALOHA AIRLINES INC.

OUTSTANDING LETTERS OF CREDIT FOR ALOHA AIRLINES INC.

S/B NO.     BENEFICIARY'S NAME                                      AMOUNT
6046        UNITED STATES AVIATION UNDERWRITERS INC.            100,000.00
920256      ASSOCIATED AVIATION UNDERWRITERS                  1,273,248.00
950030      RELIANCE NATIONAL C/O RELIANCE NATL RISK          2,000,000.00
            SPECIALISTS
960024      FRONTIER INSURANCE COMPANY                        1,000,000.00
960025      RELIANCE NATIONAL C/O RELIANCE NATL RISK            850,000.00
            SPECIALISTS
960045      FIRST SECURITY BANK NA, SALT LAKE CITY, UTAH        240,000.00
960058      FINOVA CAPITAL CORPORATION                          447,000.00
960066      FIRST SECURITY BANK NA, SALT LAKE CITY, UTAH        240,000.00

TOTAL OUTSTANDINGS                                            6,150,248.00

CHAR
SAKAMOTO
ISHII
& LUM
----------------
ATTORNEYS AT LAW

December 31, 1996

FIRST HAWAIIAN BANK
999 Bishop Street
Honolulu, Hawaii 96813
Attn: Adolph F. Chang
      Vice President
      Corporate Banking Division

BANK OF HAWAII
111 S. King Street
Honolulu, Hawaii 96813
Attn: Wayne Hamano
      Vice President
      Corporate Banking

RE: AMENDED AND RESTATED LOAN AGREEMENT BETWEEN ALOHA AIRLINES, INC., AS BORROWER, AND FIRST HAWAIIAN BANK AND BANK OF HAWAII, AN LENDERS.

Gentlemen:

We have acted (i) as counsel to Aloha Airlines, Inc., a Delaware corporation ("Aloha") in connection with that certain Amended and Restated Loan Agreement dated as of December 31, 1996 between Aloha and First Hawaiian Bank ("FHB") and Bank of Hawaii ("BOH"), that certain Amended and Restated Promissory Note dated as of December 31, 1996 executed by Aloha in favor of FEB and BOH (collectively the "Lenders") and that certain Amended Negative Pledge Agreement dated as of December 31, 1996 between Aloha and the Lenders, which documents are collectively referred to as the "Airline Agreements" and (ii) as counsel to Aloha Airgroup, Inc., an Hawaii corporation ("Airgroup") in connection with that certain Guaranty dated as of December 31, 1996 ("Guaranty") executed by Aloha, as guarantor, in favor of the Lenders and that certain Amendment to Stock Pledge and Security Agreement dated as of December 31, 1996 between Airgroup and the Lenders, which documents are collectively referred to as the "Airgroup Agreements."

Aloha and Airgroup have asked that we render certain opinions with respect to the transaction governed by the Airline Agreements and Airgroup Agreements.

In rendering these opinions we have examined the Airline Agreements, Airgroup Agreements and such other documents, certifications, approvals and consents which, in our judgment and

CHAR
SAKAMOTO
ISHII
& LUM
----------------
ATTORNEYS AT LAW

First Hawaiian Bank
Bank of Hawaii
December 31, 1996
Page -2-


to our knowledge, were necessary or appropriate to examine to enable us to render the opinions expressed below.

Words and expressions used herein will bear the same meanings set forth in the Airline Agreements and Airgroup Agreements.

It is our opinion that:

A. Aloha has the power and authority to execute, deliver and carry out the terms of the Airline Agreements and other
      Transaction Documents (to which the Borrower is or will be a party);

B. Airgroup is a corporation duly organized, validly existing, and in good standing under the applicable law of the State of Hawaii and has the power and authority to own its assets and carry on its business as it is now being conducted and to execute, deliver and carry out the terms of the Airgroup
      Agreements;

C. Aloha has the corporate power and authority to enter into and perform the terms of the Airline Agreements and each of the other Transaction Documents (to which Aloha is a party) and to borrow thereunder and has taken all necessary action to authorize the drawdown of and the borrowing of the Loan upon the terms and conditions of the Airline Agreements and to authorize the execution, delivery and performance by Aloha of the Airline Agreements and each of the other Transaction Documents (to which Aloha is a party) in accordance with the respective terms thereof;

D. Airgroup has the corporate power and authority to enter and perform the terms of the Airgroup Agreements upon the terms and conditions thereof and has taken all necessary action to authorize the execution, delivery and performance by Airgroup of the Airgroup Agreements in accordance with the terms thereof;

E. The Airline Agreements and each of the other Transaction Document (to which Aloha is a party) constitute the legal, valid and binding obligations of Aloha enforceable in accordance with the respective terms thereof;

CHAR
SAKAMOTO
ISHII
& LUM
----------------
ATTORNEYS AT LAW

First Hawaiian Bank
Bank of Hawaii
December 31, 1996
Page -3-


F. The Airgroup Agreements and each of the other Transaction Document (to which Airgroup is a party) constitute the legal, valid and binding obligations of Airgroup enforceable in accordance with the terms thereof;

G. The (i) Airline Agreements and each other Transaction Document (to which Aloha is a party) have been duly executed and delivered by Aloha, and (ii) Airgroup Agreements and each other Transaction Document (to which Airgroup is a party) have been duly executed and delivered by Airgroup;

H. None of the execution, delivery and performance by Aloha of the Airline Agreements or any other Transaction Document (to which Aloha is a party) or the delivery and performance by Airgroup of the Airgroup Agreements or any other Transaction Document (to which Airgroup is a party) will exceed any power granted to it or violate or conflict with or result in any breach of in any respect any provision of (i) any applicable law binding upon the Aloha or Airgroup as the case may be, or (ii) the respective constitutive documents of Aloha or Airgroup;

I. To the best of our knowledge, (i) neither Aloha nor Airgroup is in breach of any provision of applicable law or governmental directive, guideline or policy statement, whether having the force of law or not, or any agreement to which they are parties or by which they may be bound, and (ii) there are no litigation, arbitration or administrative proceedings presently current or pending, or to our knowledge threatened against Aloha, which breach, litigation, arbitration or administrative proceedings, as the case may be, would be material in the context of the Airline Agreements or any other Transaction Document (with respect to Aloha) or the Airgroup Agreement (with respect to Airgroup) or may have a material adverse effect on Aloha or Airgroup, as the case may be, or may materially impair the Aloha's ability to perform its obligations under the Airline Agreements or any other Transaction Document (with respect to Aloha) or Airgroup's ability to perform its obligations under the Airgroup Agreements or any other Transaction Document (with respect to. Airgroup); and

J. To the best of our knowledge, neither Aloha nor Airgroup is subject to legal proceedings in the United States or the State of Hawaii and neither Aloha nor Airgroup nor any of their

CHAR
SAKAMOTO
ISHII
& LUM
----------------
ATTORNEYS AT LAW

First Hawaiian Bank
Bank of Hawaii
December 31, 1996
Page -4-

      respective property or assets enjoys any right of sovereign or other immunity from legal proceedings or the execution of judgment or otherwise; and

Our opinions expressed above are qualified to the extent that:

(1) with regard to the opinions set forth in subparts A, C and E above, we are relying, in part, on the opinions rendered by Shearman & Sterling to Lenders in that certain letter dated December 31, 1996 and have made no inquiry in to the accuracy of the opinions set forth in that letter;

(2) in conducting our examination, we have assumed the genuineness of all signatures (other than the signatures of Aloha on the Airline Agreements and other Transaction Documents and the signatures Airgroup on the Airgroup Agreements and other Transaction Documents), the correctness of all certificates, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, and the accuracy and completeness of all records made available to us by Aloha and Airgroup. We have assumed that none of the documents contains any untrue statements or omits any material fact and have no knowledge that any of the documents contains any untrue statements or omits any material fact. Furthermore, we assume that the information in the documents and the accuracy of the representations and statements as to factual matters made by Aloha and Airgroup and their respective officers and by public officials remain true and correct as of the date hereof. In making our examination of documents, we have assumed that each party to such documents (other than Aloha and Airgroup) has: (i) the power and capacity to enter into and perform all of its obligations under such documents, (ii) duly authorized all requisite action with respect to such documents and (iii) duly executed and delivered such documents;

(3) the opinions expressed above are qualified to the extent that (i) enforceability of the Airline Agreements, Airgroup Agreements and other Transaction Documents and the transactions contemplated thereby may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application from time to time affecting the rights of creditors, lessors and secured parties generally and providing relief for

CHAR
SAKAMOTO
ISHII
& LUM
----------------
ATTORNEYS AT LAW

First Hawaiian Bank
Bank of Hawaii
December 31, 1996
Page -5-


      debtors, (ii) a particular court may refuse to grant cert equitable or legal remedies, including without limiting t generality of the foregoing, specific performance or foreclosure, with respect to the enforcement of any provi of the Operative Documents and (iii) we do not opine to t of any jurisdiction except the State of Hawaii and the Ur States of America;

(4) this opinion letter is limited to the matters stated here no opinion may be implied or inferred beyond the matters expressly stated herein;

(5) the opinions given herein are as of the date hereof and w assume no obligation to update or supplement such opinion reflect any facts or circumstances which may hereafter cc our attention or any changes in law which may hereafter c and

(6) the opinions given herein have been issued solely for you benefit (and for the benefit of any assignee permitted pu to the Airline Agreements, Airgroup Agreements and other Transaction Documents) and in connection with the transac consummated governed by the Airline Agreements, Airgroup Agreements and other Transaction Documents, it may not be upon or described or quoted from by any other person, fir entity without, in each instance, our prior written conse

Very truly yours,

CHAR SAKAMOTO ISHII & LUM

/s/ Elizabeth Ann Ishii
Elizabeth Ann Ishii
Lana Proctor Banbury

cc:  Ms. Brenda F. Cutwright
     Aloha Airlines, Inc.

     Bryce Voran, Esq.
     Tobin Lippert, Esq.
     Shearman & Sterling

                              SHEARMAN & STERLING

                              COMMERCE COURT WEST
                            SUITE 4405, P.O. BOX 247                    NEW YORK
                             TORONTO CANADA M5L 1E8                 LOS ANGELES
                                                                  SAN FRANCISCO
TELEPHONE: (416) [ILLEGIBLE]                                   WASHINGTON, D.C.
FACSIMILE: (416) [ILLEGIBLE]                                            TORONTO
                                                                         LONDON
                                                                          PARIS
                                                                     DUSSELDORF
                                                                      FRANKFURT
WRITER'S DIRECT NUMBER:                                                BUDAPEST
(416) 360-2975                                                            TOKYO
                                                                      SINGAPORE
                                                                        BEIJING
                                                                      ABU DHABI
                                                                      HONG KONG

                                December 31, 1996



First Hawaiian Bank
999 Bishop Street
Honolulu, HI 96813

Bank of Hawaii
111 S. King St.
Honolulu, HI 96813


              Reincorporation of Aloha, Airlines, Inc.
                     as a Delaware corporation
              ----------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to Aloha Airlines, Inc. a Hawaii corporation ("Aloha Hawaii") and Aloha Airlines, Inc., a Delaware corporation ("Aloha Delaware") in connection with the reincorporation of Aloha Airlines, Inc. as a Delaware corporation effected by the merger of Aloha Hawaii with and into Aloha Delaware.

                  In our capacity as such counsel we have examined copies of the following documents:

                  (i) the Certificate of Incorporation of Aloha Delaware, as certified on November 25, 1996 by the Secretary of State of the State of Delaware:

                  (ii) the By-Laws of Aloha Delaware;

                  (iii) a Certificate of the Secretary of State of the State of Delaware dated December 30, 1996 attesting to the good standing of Aloha Delaware in such state;

                  (iv) the Agreement and Plan of Merger dated as of December 5, 1996 by and between Aloha Delaware and Aloha Hawaii (the "Merger Agreement"); and

                 (v) the Certificate of Merger certified by the Secretary of State of the State of Delaware which was filed on December 20, 1996 and became effective by its terms on December 26, 1996 at 10:00 a.m. Eastern Standard Time, pursuant to which Aloha Hawaii was merged with and into Aloha Delaware (the "Merger").

We have also examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, and corporate records as we have deemed necessary as a basis for the opinions hereinafter expressed. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents, presented to us as originals and the conformity to the originals of all documents presented to us as copies.

                 Our opinions set forth below are limited to the General Corporation Law of the State of Delaware. Matters relating to state and federal regulation of the aviation industry and certificated air carriers, including without limitation the Federal Aviation Act (the "FAA"), have been passed upon by Lytle, Soule & Curlee, special FAA counsel to Aloha Hawaii and Aloha Delaware, and we express no opinion with respect to any such matter.

                 Based upon the foregoing, we are of the opinion that:

                  (i) Aloha Delaware is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware;

                  (ii) Aloha Delaware is authorized by its Certificate of Incorporation to operate a commercial flying service, and to transport freight, passengers, baggage, mail and express by aircraft, and in connection therewith to purchase, lease, construct, equip, own, maintain and operate landing fields, hangars and airports, and to do all things necessary and incidental to said business and pertaining thereto; and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware;

                  (iii) The execution and delivery of the Merger
         Agreement, the Certificate of Merger and all documents delivered in connection therewith by Aloha Delaware has been duly authorized by all necessary corporate action on the part of Aloha Delaware; and

                  (iv) The Merger has been duly consummated in accordance with the General Corporation Law of the State of Delaware and by virtue of the Merger Aloha Delaware, as the surviving corporation, possesses all the rights, privileges, powers and franchises, and is subject to all the restrictions, disabilities and duties of Aloha Hawaii; and all and singular, the rights, privileges, powers and franchises of Aloha Hawaii, and all property, real, personal and mixed, and all debts due to Aloha Hawaii on whatever account, as well as for all other things in action or belonging to Aloha Hawaii are vested in Aloha Delaware; and all property, rights, privileges, powers and franchises, and all and every other interest are effectually the property of Aloha Delaware as they were of Aloha Hawaii, and the title to any real estate vested by deed or otherwise, under the laws of Delaware, in Aloha Hawaii, has not reverted or been in any way impaired by reason of the Merger; and all rights of creditors and all liens upon any property of Aloha Hawaii have been preserved unimpaired, and all debts, liabilities and duties of Aloha Hawaii have attached to Aloha Delaware, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

                  This opinion is rendered only to you and is solely for your benefit in connection with the above-mentioned transactions. This opinion may not be relied upon by you for any other purpose, or furnished to or-relied on by any other Person for any purpose without our prior written consent except for Char Sakomoto Ishii & Lum, Hawaii counsel for Aloha Delaware, who may rely on this opinion for the purpose of rendering opinions in their capacity as such counsel.

                                             Very truly yours,

                                             /s/ Shearman & Sterling





cc:  Brenda F. Cutwright
     Aloha Airlines, Inc.


BTV/LAM

                      AMENDED AND RESTATED GUARANTY - 1996

                   WHEREAS, ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"), obtained a revolving line of credit (the "Line") from FIRST HAWAIIAN BANK, a Hawaii corporation, and UNION BANK, a
California Banking corporation (the "Original Lenders"), in the principal sum of TWENTY-FIVE MILLION AND N01100 DOLLARS ($25,000,000.00); and

                   WHEREAS, the Line has been amended several times by agreement of the parties; and

                   WHEREAS, FIRST HAWAIIAN BANK, a Hawaii corporation, and BANK OF HAWAII, a Hawaii corporation, are now the lenders under the Line (the "Lenders"); and

                   WHEREAS, the Lenders and the Borrower have agreed to further amend and extend the Maturity Date of the Line pursuant to that certain Amended and Restated Loan Agreement - 1996 dated concurrently herewith (the "Loan Agreement"), to be executed by the Borrower and the Lenders, and such amended Line will be evidenced by an Amended and Restated Promissory Note (the "Note") in the amount of $20,000,000.00 to be executed by the Borrower and delivered to the Lenders; and

                   WHEREAS, ALOHA AIRGROUP, INC., a Hawaii corporation (the "Guarantor"), is the parent of the Borrower and deems it to be to its own financial benefit that the Lenders continue to make the Line available to the Borrower; and

                   WHEREAS, the Guarantor executed that certain Guaranty dated June 30, 1993 (the "Guaranty"), guaranteeing the Line; and

                   WHEREAS, the Lenders are willing to continue to make the Line available to the Borrower, subject to the condition, among others, of delivery of this Amended and Restated Guaranty - 1996, duty executed by the Guarantor;

                   NOW, THEREFORE, as an essential inducement to the Lenders to continue to make the Line available to the Borrower and as a consideration for their so doing, the Guaranty is hereby amended and restated in its entirety as follows:

                   The Guarantor hereby unconditionally and irrevocably guarantees to the Lenders, and to each holder of any interest in the Note (each holder of any interest in the Note being hereinafter collectively and individually called the "Holder") that: (i) the Borrower will duly and punctually repay all amounts outstanding under the Line (whether such amounts constitute "Advances" or "Letters of Credit", as defined in that certain Amended and Restated Loan Agreement - 1996 dated as of December 31, 1996 (the "Loan Agreement") together with interest thereon, in accordance with the provisions of the Note and the Loan Agreement, whether at maturity, or by acceleration or otherwise, all at the times and place and at the rate and in the currency described therein; (ii) the Borrower will duly and punctually observe and perform each and every agreement, covenant and condition on its part to be observed or performed under the "Loan Documents" defined in the Loan Agreement; and (iii) the Guarantor will pay to the Holder, promptly after demand, the costs and expenses, including, but not limited to, attorneys' fees, incurred in connection with enforcing the rights of the Holder against the Guarantor following any default in the due observance or performance of any agreement, covenant or condition on the part of the Borrower to be performed or observed under the Loan Documents.

                   For the consideration aforesaid, the Guarantor hereby further covenants and agrees as follows:

                   1. UNCONDITIONAL AND ABSOLUTE GUARANTY. This is an unconditional and absolute guaranty of payment and not merely a guaranty of collection, and if for any reason, any duty, agreement or obligation of the Borrower contained in any of the Loan Documents shall not be observed or performed by it, or if any amounts or any part thereof payable under or in connection with any of the Loan Documents shall not be paid in full when and as due and payable, the Guarantor undertakes promptly to observe and perform or cause to be observed and performed each of such duties, agreements and obligations and to pay forthwith such amounts to the Holder, regardless of any defense or setoff or counterclaim which the Borrower may have or assert, and regardless of whether or not any Holder or anyone on behalf of such Holder shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against any of such parties or any other person to compel any such performance or to collect all or part of any such amounts, either pursuant to the Loan Documents, or at law or in equity, and regardless of any other condition or contingency.

                   2. WAIVER. The Guarantor hereby unconditionally (a) waives any requirement that any Holder in the event of any default by the Borrower first make demand upon, or seek to enforce remedies against, the Borrower or the security before demanding payment under or seeking to enforce this Guaranty; (b) covenants that this Guaranty will not be discharged except by the complete performance of the obligations contained in the Loan Documents and the termination of the Lenders' obligations thereunder; (c) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceablility in whole or in part of any of the Loan Documents or any limitation on the liability of the Borrower thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (d) forever waives any rights of appraisement with regard to the value of any collateral which the Holder may apply as a credit to the obligations of the Borrower, through foreclosure or otherwise, and agrees that the determination by an independent appraiser appointed by the Lenders of the value of such collateral shall be binding upon the Guarantor for all purposes. The Guarantor hereby unconditionally waives diligence, presentment and protest and any notice of default in the payment of any amount at any time payable by the Borrower under or in connection with any of the Loan Documents and all other statutory or common law suretyship defenses now or hereafter otherwise available.

                   3. NO RELEASE OF GUARANTY. The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall not be released, affected, stayed or impaired, without the written consent of the Holder, by (a) any assignment, indorsement or transfer, in whole or in part, of the Note, although made without notice to or the consent of the Guarantor; or (b) any waiver by the Holder of the performance or observance by the Borrower or the Guarantor of any of the agreements, covenants, terms or conditions contained in the Loan Documents; or (c) any extension of the time for payment of any amounts payable under or in connection with the Loan Documents or of the time for performance by the Borrower or the Guarantor of any other obligations under or arising out of the Loan Documents or any extension or renewal thereof; or (d) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Borrower set forth in the Loan Documents; or (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower or the Guarantor; or (f) any receivership, insolvency, bankruptcy, reorganization, dissolution or other similar proceedings, affecting the Borrower or the Guarantor or any of their assets; or (g) any release of any property from the lien and security interest created by any of the Loan Documents or the acceptance of additional or substitute property as security under the Loan Documents; or (h) the release or discharge of the Borrower from the observance or performance of any agreement, covenant, term or condition contained in the Loan Documents; or (i) any action which the Holder may take or omit to take by virtue of the Loan Documents or through any course of dealing with the Borrower; or (j) the addition of a new guarantor; or (k) the operation of law or any other cause, whether similar or dissimilar to the foregoing, PROVIDED,

HOWEVER, that notwithstanding the foregoing, no such waiver, extension, modification or amendment shall without the consent of the Guarantor increase the principal amount of the Note, or increase the interest rate payable on the Note, except in accordance with the express provisions of the Note and the Loan Documents.

                   4. WAIVER OF SUBROGATION. The Guarantor hereby waives any and all right the Guarantor may have to be subrogated to the right of the Holder to receive payments or distributions of assets of the Borrower following any payment made by the Guarantor on this Guaranty.

                   5. SUBORDINATION OF INDEBTEDNESS; BANKRUPTCY OF BORROWER. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Borrower to the Holder; and, upon the request of the Holder, such indebtedness of the Borrower to the Guarantor shall be collected, enforced and received by the Guarantor as trustee for the Holder and shall be paid over to the Holder on account of the indebtedness of the Borrower to the Holder without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty. The Guarantor hereby assigns and transfers to the Holder all rights to any payments or other distributions from any bankruptcy, reorganization, insolvency, receivership or other proceeding affecting creditors' rights relating to or in respect of the Borrower or its assets. If the Guarantor fails to file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of time to file claims in such proceedings, then the Holder has the right, and is hereby authorized, to file an appropriate claim or claims for and on behalf of the Guarantor.

                   6. LITIGATION; CHANGE IN GUARANTOR'S FINANCIAL CONDITION. The Guarantor will promptly notify the Lenders of any litigation to which the Guarantor becomes a party and any adverse change in the Guarantor's financial condition which might impair or diminish the value of this Guaranty to the Holder as an assurance of the repayment of the indebtedness of the Borrower to the Holder. In the event of any such adverse change which so impairs or diminishes the value of this Guaranty, the Guarantor will, upon request of the Lenders, promptly furnish or make available to the Holder such satisfactory additional security in such manner as the Holder may reasonably request to compensate for such adverse change. The Guarantor shall promptly furnish the Holder with such information, financial or otherwise, as the Holder may from time to time request concerning the Guarantor.

                   7. REMEDIES, CUMULATIVE. The rights and remedies of the Holder hereunder and under the Loan Documents are cumulative and not exclusive and may be exercised in whole or in part and in any order and at any time or times as the Holder shall determine. All security of any kind or nature received or receivable by the Holder for the repayment of the indebtedness evidenced by the Note may be applied in any manner or order determined by the Holder except as expressly provided otherwise in the Loan Documents.

                   8. AMENDMENTS; CONTINUING LIABILITY. The terms of this Guaranty may not be modified or amended except by a written agreement executed by the Guarantor with the consent in writing of the Holder. The obligations of the Guarantor under this Guaranty shall be continuing obligations and a separate cause of action shall be deemed to arise in respect of each default hereunder. The Guarantor will from time to time deliver, upon request of the Holder, satisfactory acknowledgments of the Guarantor's continued liability hereunder.

                   9. RECEIPT AND EXAMINATION OF LOAN DOCUMENTS. The Guarantor hereby acknowledges that it has received and examined copies of the Loan Documents, the observance and performance of which by the Borrower are hereby guaranteed.

                   10. OWNERSHIP OF VOTING STOCK OF THE BORROWER. The Guarantor shall at all times retain ownership of at least fifty-one percent (51%) of the voting stock of the Borrower and shall not sell, pledge or otherwise transfer such controlling interest in the Borrower, other than the "Stock Pledge" described in the Loan Agreement, without the written consent of the Holder. No transfer or pledge of stock in the Borrower (with or without consent of the Holder) shall release, affect or impair the continuing liability and obligation of the Guarantor under this Guaranty.

                   11. NOTICES. Any notice or demand to be given or served hereunder shall be in writing and personally delivered, or sent by registered or certified mail addressed as follows:

        To LENDERS at:      First Hawaiian Bank
                            999 Bishop Street
                            Honolulu, Hawaii 96813
                            Attention: Adolph F. Chang
                                       Vice President
                                       Corporate Banking Division
                            FAX: (808) 525-6372

                                 and

                            Bank of Hawaii
                            P. 0. Box 2000 2100
                            Honolulu, Hawaii 96846
                            Attention: Wayne Hamano
                                       Vice President,
                                       Corporate Banking
                            FAX: (808) 537-8943

        To GUARANTOR at:    371 Aokea Street
                            Honolulu, Hawaii 96819
                            Attention: Senior Vice President-Finance & Planning
                                        and Chief Financial Officer
                            FAX: (808) 833-3100

Any such address may be changed from time to time by the addressee by serving notice to the other party as above provided. Service of such notice or demand shall be deemed complete on the date of actual delivery or at the expiration of the second day after the date of mailing if mailed in Hawaii, whichever is earlier.

                   12. PARTIES IN INTEREST. All covenants, agreements, terms and conditions in this Guaranty contained shall be binding on the Guarantor and the Guarantor's successors and assigns, and shall bind, inure to the benefit of and be enforceable by the Holder from time to time.

                   13. GOVERNING LAW; SEVERABILITY. This Guaranty shall for all purposes be construed in accordance with the laws of the State of Hawaii. The Guarantor hereby irrevocably and unconditionally submits, for purposes of any action or proceeding which the Holder may bring to enforce this Guaranty, to the jurisdiction of the courts of the State of Hawaii and the Federal District Court for the District of Hawaii. The submission to such jurisdiction shall not prevent the Holder from commencing any such action or proceeding in any other court having jurisdiction. If any provision of this Guaranty is held to be invalid or unenforceable, the validity or enforceability of the other provision shall remain unaffected.

                   14. PARAGRAPH HEADINGS. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provision of this Guaranty.

                   IN WITNESS WHEREOF, the Guarantor has executed this instrument as of December 31, 1996.

                                       ALOHA AIRGROUP, INC.


                                       By  /s/ Brenda F. Cutwright
                                          ------------------------------------
                                          Its SR. VICE PRESIDENT FINANCE &
                                                    PLANNING AND CFO


                                       By  [ILLEGIBLE]
                                          ------------------------------------
                                          Its STAFF VICE PRESIDENT - FINANCE
                                                      & CONTROLLER

           SECOND AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS

          THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS (this "Amendment") executed on December 2, 1997 (the "Execution Date") but effective as of December 2, 1997, by and between FIRST HAWAIIAN BANK, a Hawaii corporation, BANK OF HAWAII, a Hawaii corporation (the "Lenders") and ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"), and CITY BANK, a Hawaii corporation ("CB"),

                       W I T N E S S E T H   T H A T:

          WHEREAS, the Borrower and the Lenders entered into that certain Amended and Restated Loan Agreement - 1996 (the "Loan Agreement"), dated December 31, 1996, relating to a line of credit (the "Line") in the principal amount of $20,000,000.00 made by the Lenders to the Borrower for general corporate purposes and to support the issuance of letters of credit; and

          WHEREAS, in connection therewith, the Borrower and the Lenders executed certain "Loan Documents", as defined in the Loan Agreement; and

          WHEREAS, the Borrower and the Lenders entered into that certain First Amendment to Amended and Restated Loan Documents, effective as of August 20, 1997 (the "First Amendment"), whereby, among other things, the amount of the Line was increased to $30,000,000.00, with a permanent commitment reduction of $5,000,000.00 on January 31, 1998; and

          WHEREAS, CB will be purchasing a participating interest in the Line and the Borrower requested the Lenders to eliminate the commitment reduction requirement; and

          WHEREAS, the Lenders and CB are willing to agree to such request, upon and subject to the terms and conditions hereinafter set forth; and

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

          2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Lenders to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Loan Agreement.

          3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended effective as of December 2, 1997, as follows:

             (a) The amount of the "Commitment" shall be THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) from the effective date of this Amendment until the Maturity Date.

             (b) The term "Lenders" and "Secured Party" shall mean First Hawaiian Bank, Bank of Hawaii and City Bank.

             (c) The term "Facility Fee" is amended in its entirety to provide as follows:

                  "FACILITY FEE" means an annual fee in an amount equal to
             the percentage represented by the applicable Facility Fee Percentage, multiplied by the amount of the Commitment, payable to the Borrower to the Agent quarterly in arrears (34% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii and 15% of which shall be remitted by First Hawaiian Bank to City Bank, upon receipt, as provided in Section 6.6 of this Agreement).

             (d) The term "LETTER OF CREDIT FEE" is amended in its entirety to provide as follows:

                  "LETTER OF CREDIT FEE" means an annual fee in an amount
             equal to the percentage represented by the applicable Letter of Credit Fee Percentage, multiplied by the amount of each Letter of Credit issued hereunder, payable by the Borrower to First Hawaiian Bank quarterly in advance (34% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii and 15% of which shall be remitted by First Hawaiian Bank to City Bank, upon receipt, as provided in Section 6.7 of this Agreement.

             (e) The first sentence of Section 2.1(b) of the Loan Agreement is amended to provide as follows: "The Commitment, with respect to Advances as well as Letters of Credit, shall be shared 15% by City Bank, 34% by Bank of Hawaii and 51% by First Hawaiian Bank, although First Hawaiian Bank will be the issuing bank for all Letters of Credit."

             (f) Section 2.3 of the Loan Agreement is amended to replace the date "December 30, 1998" with the date "December 31, 1998".

             (g) Section 6.6 of the Loan Agreement is amended to provide as follows:

                  6.6 FACILITY FEE. The Borrower shall pay the Facility Fee
             to the Agent, quarterly in arrears (34% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii and 15% of which shall be remitted by First Hawaiian Bank to City Bank, upon receipt), based on a 365-day year and the actual number of days elapsed.

             (h) Section 6.7 of the Loan Agreement is amended to provide as follows:

                  6.7 LETTER OF CREDIT FEE. The Borrower shall pay to First
             Hawaiian Bank, for each Letter of Credit issued and outstanding, the Letter of Credit Fee, aggregated quarterly, such payment to be made quarterly in advance, based on a year of 360 days and the actual days elapsed. First Hawaiian Bank shall retain for its own account 51% of each payment of the Letter of Credit Fee made by the Borrower, and shall remit to Bank of Hawaii 34% and to City Bank 15% of each payment of the Letter of Credit Fee made by the Borrower upon receipt by First Hawaiian Bank.

             (i) Section 8.8 of the Loan Agreement is amended to include the following address for City Bank:

                 City Bank
                 201 Merchant Street, 11th Floor
                 Corporate Loan Department
                 Honolulu, Hawaii 96813
                 Attn: Roy Yonaoshi
                 FAX: 535-2805

             (j) The term "Loan Documents" shall mean all of the documents and instruments executed by or for the benefit of the Borrower in connection with the Line, including, without limitation, the Loan Agreement, the Note, the Guaranty, the Stock Pledge, and the Negative Pledge Agreement, as the same have been or may be amended with the consent of the Lenders.

          4. LOAN FEE; LETTER OF CREDIT FEE. The Borrower shall continue to pay Loan Fees and Letter of Credit Fees as provided in the Loan Agreement, as herein amended.

          5. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects all provisions of the Loan Documents are to be and continue in fall force and effect.

          6. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lenders or against the Borrower's obligations under the Loan Documents, as herein amended, whether in connection with the negotiations for or closing of the Line, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

          7. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Lenders under any of the Loan Documents, except as amended hereby.

          8. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written agreements or understandings relating to such amendment.

          9. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

          10. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed, enforced, and governed, in accordance with the laws of the State of Hawaii.

If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

          11. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          13. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of December 2, 1997.


                                 FIRST HAWAIIAN BANK


                                 By /s/ Ann M.K. Lee
                                    -------------------------------------------
                                    Its ASSISTANT VICE PRESIDENT


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                 Its


                                 ALOHA AIRLINES, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its SR. VICE PRESIDENT FINANCE &
                                             PLANNING AND CFO


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its STAFF VICE PRESIDENT - FINANCE
                                             & CONTROLLER

If any provision of this Amendment is held to be invalid or unenforceable, the valicity or enforceability of the other provisions of this Amendment shall remain unaffected.

          11. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          13. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of December 2, 1997.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice Pres.


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                 Its


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its

If any provision of this Amendment is held to be invalid or unenforceable, the valicity or enforceability of the other provisions of this Amendment shall remain unaffected.

          11. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          13. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of December 2, 1997.

                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                 Its Senior Vice President


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its

          AND ALOHA AIRGROUP, INC., the "Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of December 31, 1996, executed by the Guarantor in connection with the Line (the "Guaranty"), does hereby
(a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.


                                 ALOHA AIRGROUP, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its SR. VICE PRESIDENT FINANCE &
                                            PLANNING AND CFO

                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its STAFF VICE PRESIDENT - FINANCE
                                              & CONTROLLER

[LOGO]   First Hawaiian Bank                           ANN M.K. LEE
         P.O. Box 3200                                 Assistant Vice President
         Honolulu, Hawaii 96847                        Hawaii Corporate Banking



                                  December 2, 1997



         Mr. Owen Sekimura
         Staff Vice President & Controller
         Aloha Airlines, Inc.
         371 Aokea Street
         Honolulu, Hawaii 96819

         Re: ALOHA AIRLINES, INC.
             $30.0 MILLION REVOLVING CREDIT FACILITY

         Enclosed are the following fully executed documents for your files:

              NO. COPIES          DATE          DESCRIPTION
         ----------------------------------------------------------------------
                  1              12/2/97        Second Amendment to Amended and
                                                Restated Loan Documents

         Owen, thank you for all your help in getting the documents executed and delivered to me for closing of the facility. It continues to be a great pleasure working with you and your fine staff! Please don't hesitate to call me if you have any questions or need assistance with any of your financing needs.


                                       Sincerely,

                                       FIRST HAWAIIAN BANK


                                       /s/ Ann M.K. Lee


                                       Ann M.K. Lee
                                       Assistant Vice President

           FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS

          THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS (this "Amendment") executed on June 29, 2000 (the "Execution Date") but effective as of June 29, 2000, by and between FIRST HAWAIIAN BANK, a Hawaii corporation, BANK OF HAWAII, a Hawaii corporation, and CITY BANK, a Hawaii Corporation and ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"), and AMERICAN SAVINGS BANK, a federal savings bank chartered by the Office of Thrift Supervision, by its Corporate Banking Department,

                       W I T N E S S E T H   T H A T:

          WHEREAS, the Borrower, First Hawaiian Bank and Bank of Hawaii entered into that certain Amended and Restated Loan Agreement - 1996 (the "Loan Agreement"), dated December 31, 1996, relating to a line of credit (the "Line") in the principal amount of $20,000,000.00 made by the Lenders (as defined below) to the Borrower for general corporate purposes and to support the issuance of letters of credit; and

          WHEREAS, in connection therewith, the Borrower and the Lenders executed certain "Loan Documents", as defined in the Loan Agreement; and

          WHEREAS, City Bank subsequently purchased a participating interest in the Line; and

          WHEREAS, American Savings Bank desires to purchase, and First Hawaiian Bank, Bank of Hawaii and City Bank desire to sell to American Savings, a $5,000,000.00 participating interest in the Line; and

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

          2. PURCHASE AND SALE OF INTEREST IN THE COMMITMENT. First Hawaiian Bank, Bank of Hawaii and City Bank hereby sell and assign to American Savings Bank, and American Savings Bank hereby purchases and accepts an assignment of, a 16.666667% interest in the Commitment, and all rights, payments and proceeds with respect thereto. First Hawaiian Bank shall retain a 42.500000% interest, Bank of Hawaii shall retain a 28.333333% interest and City Bank shall retain a 12.500000% interest in the Commitment, and all rights, payments and proceeds with respect thereto. American Savings Bank, First Hawaiian Bank, Bank of Hawaii and City Bank each agrees that it will not, through any default in performance, cause any of the other Lenders to become obligated to disburse funds in excess of their respective interests. The sale to American Savings Bank of its percentage interest in the Commitment under this Agreement shall be without recourse to the other Lenders.

          3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended effective as of June 29, 2000, as follows:

             (a) The term "Lenders" and "Secured Party" shall mean First Hawaiian Bank, Bank of Hawaii, City Bank and American Savings Bank.

             (b) The term "Facility Fee" is amended in its entirety to provide as follows:

                  "FACILITY FEE" means an annual fee in an amount equal to
              the percentage represented by the applicable Facility Fee Percentage, multiplied by the amount of the Commitment, payable by the Borrower to the Agent quarterly in arrears (28.333333% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii, 12.500000% of which shall be remitted by First Hawaiian Bank to City Bank, and 16.666667% of which shall be remitted by First Hawaiian Bank to American Savings Bank, upon receipt, as provided in Section 6.6 of this Agreement).

             (c) The term "Letter of Credit Fee" is amended in its entirety to provide as follows:

                  "LETTER OF CREDIT FEE" means an annual fee in an amount
              equal to the percentage represented by the applicable Letter of Credit Fee Percentage, multiplied by the amount of each Letter of Credit issued hereunder, payable by the Borrower to First Hawaiian Bank quarterly in advance (28.333333% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii, 12.500000% of which shall be remitted by First Hawaiian Bank to City Bank, and 16.666667% of which shall be remitted by First Hawaiian Bank to American Savings Bank, upon receipt, as provided in Section 6.7 of this Agreement).

             (d) The first sentence of Section 2.1(b) of the Loan Agreement is amended to provide as follows: "The Commitment, with respect to Advances as well as Letters of Credit, shall be shared 16.666667% by American Savings Bank, 12.500000% by City Bank, 28.333333% by Bank of Hawaii and 42.500000% by First Hawaiian Bank, although First Hawaiian Bank will be the issuing bank for all Letters of Credit."

             (e) Section 6.6 of the Loan Agreement is amended to provide as follows:

                  6.6 FACILITY FEE. The Borrower shall pay the Facility Fee
              to the Agent, quarterly in arrears (28.333333% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii, 12.500000% of which shall be remitted by First Hawaiian Bank to City Bank, and 16.666667% of which shall be remitted by First Hawaiian Bank to American Savings Bank, upon receipt), based on a 365-day year and the actual number of days elapsed.

             (f) Section 6.7 of the Loan Agreement is amended to provide as follows:

                  6.7 LETTER OF CREDIT FEE. The Borrower shall pay to First
             Hawaiian Bank, for each Letter of Credit issued and outstanding, the Letter of Credit Fee, aggregated quarterly, such payment to be made quarterly in advance, based on a year of 360 days and the actual days elapsed. First Hawaiian Bank shall retain for its own account 42.500000% of each payment of the Letter of

              Credit Fee made by the Borrower, and shall remit to Bank of Hawaii 28.333333%, to City Bank 12.500000%, and to American Savings Bank 16.666667% of each payment of the Letter of Credit Fee made by the Borrower upon receipt by First Hawaiian Bank.

             (g) Section 8.8 of the Loan Agreement is amended to include the following address for City Bank:

                 AMERICAN SAVINGS BANK
                 915 Fort Street, 4th Floor
                 Honolulu, Hawaii 96813
                 Attention: Corporate Banking Department

          4. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects all provisions of the Loan Documents are to be and continue in full force and effect.

          5. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lenders or against the Borrower's obligations under the Loan Documents, as herein amended, whether in connection with the negotiations for or closing of the Line, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

          6. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in anyway be construed as affecting, impairing or waiving any rights of the Lenders under any of the Loan Documents, except as amended hereby.

          7. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written agreements or understandings relating to such amendment.

          8. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

          9. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed, enforced, and governed, in accordance with the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

          10. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of June 29, 2000.


                                 FIRST HAWAIIAN BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its
same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of _______________, 2000.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its
same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of _______, 2000.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its
same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of _______, 2000.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 ALOHA AIRLINES, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its EVP & CFO


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT FINANCE & CONTROLLER

          AND ALOHA AIRGROUP, INC., the "Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of December 31, 1996, executed by the Guarantor in connection with the Line (the "Guaranty"), does hereby
(a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.


                                 ALOHA AIRGROUP, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its EVP & CFO

                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT FINANCE & CONTROLLER

[LOGO]   FIRST HAWAIIAN BANK                                     ALOHA AIRLINES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                                 APR 25 2001
                                                                 Controller
                           FACSIMILE COVER LETTER


Date April 25, 2001                                                Time 2:24 PM
     -------------------                                                -------

-------------------------------------------------------------------------------
              DELIVER TO                                FROM
-------------------------------------------------------------------------------

Owen Sekimura                             Joyce Y. Sakai
                                          Vice President
Aloha Airlines                            Main Banking Center

-------------------------------------------------------------------------------
Telephone            Fax No.              Telephone        Fax No.
(808)                (808) 837-4498       (808) 525-6367   (808) 525-8921
-------------------------------------------------------------------------------

We are transmitting    18    page(s), including this cover letter.
                    --------

COMMENTS:

Subject:     Fourth and Fifth Amendment to Amended and Restated Loan Documents








-------------------------------------------------------------------------------
The documents accompanying this transmission contain information which is PRIVILEGED, CONFIDENTIAL, and NONDISCLOSABLE. The information is intended only for the use of the individual or entity named above. If you are not the intended recipient, you are hereby notified that any dissemination, distribution, copying, or use of this communication is strictly prohibited.
If you have received this communication in error, please notify us immediately by telephone so that we can arrange for the return of the original documents to us.
-------------------------------------------------------------------------------

          FIRST HAWAIIAN BANK - P.O. BOX 3200 - HONOLULU, HI 96847

            FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS

          THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS (this "Amendment") executed on September 8, 2000 (the "Execution Date") but effective as of September 8, 2000, by and between FIRST HAWAIIAN BANK, a Hawaii corporation, BANK OF HAWAII, a Hawaii corporation, CITY BANK, a Hawaii Corporation, and AMERICAN SAVINGS BANK, federal savings bank chartered by the Office of Thrift Supervision, by its Corporate Banking Department, and ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"),

                       W I T N E S S E T H   T H A T:

          WHEREAS, the Borrower, First Hawaiian Bank and Bank of Hawaii entered into that certain Amended and Restated Loan Agreement - 1996 (the "Loan Agreement"), dated December 31, 1996, relating to a line of credit (the "Line") in the principal amount of $30,000,000.00 made available to the Borrower for general corporate purposes and to support the issuance of letters of credit; and

          WHEREAS, in connection therewith, the Borrower and the Lenders executed certain "Loan Documents", as defined in the Loan Agreement; and

          WHEREAS, City Bank and American Savings Bank subsequently purchased participating interests in the Line; and

          WHEREAS, the Borrower and the Lenders desire to amend the terms of the Line pursuant to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

          2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Lenders to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Loan Agreement.

          3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended effective as of September 8, 2000, as follows:

             (a) The amount of the Commitment shall be TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) from tne effective date of this Amendment until the Maturity Date.

             (b) The term "Facility Fee" is amended in its entirety to provide as follows:

                  "FACILITY FEE" means an annual fee in an amount equal to
             the percentage represented by the applicable Facility Fee Percentage, multiplied by the advance (and which shall be shared pro rate among the Lenders upon receipt, as provided in Section 6.6 of this Agreement).

             (c) The term "LETTER OF CREDIT FEE" is amended in its entirety to provide as follows:

                  "LETTER OF CREDIT FEE" means an annual fee in an amount
             equal to the percentage represented by the applicable Letter of Credit Fee Percentage, multiplied by the amount of each Letter of Credit issued hereunder, payable by the Borrower to First Hawaiian Bank quarterly in advance (and which shall be shared pro rata among the Lenders upon receipt, as provided in Section
             6.7 of this Agreement.

              (d) The first sentence of Section 2.1(b) of the Loan Agreement is amended to provide as follows: "The Commitment, with respect to Advances as well as Letters of Credit, shall be shared 15.00% by American Savings Bank, 11.25% by City Bank, 42.50% by Bank of Hawaii and 31.25% by First Hawaiian Bank, although First Hawaiian Bank will be the issuing bank for all Letters of Credit."

             (e) Section 6.6 of the Loan Agreement is amended to provide as follows:

                  6.6 FACILITY FEE. The Borrower shall pay the Facility Fee
             to the Agent, quarterly in advance (42.50% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii, 11.25% of which shall be remitted by First Hawaiian Bank to City Bank, and 15.00% of which shall be remitted by First Hawaiian Bank to American Savings Bank, upon receipt), based on a 365-day year and the actual number of days elapsed.

             (f) Section 6.7 of the Loan Agreement is amended to provide as follows:

                  6.7 LETTER OF CREDIT FEE. The Borrower shall pay to First
             Hawaiian Bank, for each Letter of Credit issued and outstanding, the Letter of Credit Fee, aggregated quarterly, such payment to be made quarterly in advance, based on a year of 360 days and the actual days elapsed. First Hawaiian Bank shall retain for its own account 31.25% of each payment of the Letter of Credit Fee made by the Borrower, and shall remit to Bank of Hawaii 42.50%, to City Bank 11.25%, and to American Savings Bank 15.00% of each payment of the Letter of Credit Fee made by the Borrower upon receipt by First Hawaiian Bank.

             (g) Section 6.8 of the Loan Agreement is amended to provide as follows:

                  6.8 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The
             Consolidated Group shall at all times maintain a Tangible Net Worth of not less than $22,772,000.00, plus (i) 50% of the cumulative annual consolidated net profit (before dividends) of the Consolidated Group, beginning with the year ended December 31, 2000, without deduction for any annual loss, and (ii) 75% of the amount received from any infusion of new equity or issuance of new capital stock, occurring any time after December 31, 1999.

             (h) Section 6 of the Loan Agreement shall be amended to include a new Section 6.12 as follows:

                  6.12 MAXIMUM DEBT TO WORTH RATIO. The Consolidated Group
             shall at all times maintain a "Debt to Worth Ratio" which shall not exceed 5.00 to 1. As used herein, the "Debt to Worth Ratio" shall mean the Total Liabilities divided by Tangible Net Worth.

             (i) The Loan Agreement shall be amended to include the following new definitions:

                  "LIMITED GUARANTORS" means individually and collectively,
             (a) Aloha Securities & Investment Company, a Hawaii limited partnership, and (b) Sheridan Ing Partners Hawaii, a Hawaii limited partnership.

                  "LIMITED GUARANTY" means individually and collectively, (a)
             that certain Limited Guaranty dated the date of this Amendment, executed by Aloha Securities & Investment Company, in favor of the Lender, guaranteeing the due and punctual payment of $7,500,000.00 of the Note, upon the terms and conditions more particularly set forth therein; and (b) that certain Limited Guaranty dated the date of this Amendment, executed by Sheridan Ing Partners Hawaii, guaranteeing the due and punctual payment of $2,500,000.00 of the Note, upon the terms and conditions more particularly set forth therein.

                  "SECURITY AGREEMENT" means that certain security agreement executed concurrently herewith by and between the Guarantor and the Lender, which shall effect an assignment to the Lender of, and grant to the Lender a valid and subsisting first security interest in and to the items of collateral described therein.

             (j) The definition of "Loan Documents" shall be amended to include the Limited Guaranty and the Security Agreement:

             (k) Section 6.10(c) of the Loan Agreement shall be amended to change February 1 to March 1.

             (l) Section 6.10 of the Loan Agreement shall be amended to include the following new subsections:

                  (d) as soon as available, but not later than one hundred
             twenty (120) days after the end of each fiscal year, financial statements of each Limited Guarantor acceptable to the Lender; and

                  (e) as soon as available, but not later than sixty (60)
             days after the end of each Quarter, an aging report of accounts receivable for each member of the Consolidated Group.

             (m) The definition of "Facility Fee Percentage" is amended as follows:

                  "FACILITY FEE PERCENTAGE" means (a) one-fourth of one
             (0.25) percentage point whenever the Tangible Net Worth of the Consolidated Group is $38,000,000 or above; (b) one-fourth of one (0.25) percentage point whenever the Tangible Net Worth of the Consolidated Group is at least $30,000,000 but less than $38,000,000; (c) three-eighths of one (0.375) percentage point whenever the Tangible Net Worth of the Consolidated Group is at least $23,000,000 but less than $30,000,000; (d) one-half of one (0.50) percentage point whenever the Tangible Net Worth of the Consolidated Group is at least $16,000,000 but less than $23,000,000; and (e) one (1.0) percentage point whenever the Tangible Net Worth of the Consolidated Group is less than $16,000,000. The calculation of the Tangible Net Worth of the Consolidated Group for the previous Quarter shall be used to estimate the applicable Facility Fee Percentage for the next Quarter, and the Borrower and the Agent shall adjust the amounts actually paid during such Quarter, (the Borrower paying any shortfall to the Agent and the Agent crediting the Borrower for any overpayment), upon receipt by the Agent of the quarterly financial statements and calculation of the Tangible Net Worth of the Consolidated Group for the actual Quarter under consideration.

             (n) The definition of "Letter of Credit Fee Percentage" is amended as follows:

                  "LETTER OF CREDIT FEE PERCENTAGE" means (a) one and
             one-half (1.50) percentage points whenever the Tangible Net Worth of the Consolidated Group is $16,000,000 or above; and (b) one and three-fourths (1.75) percentage points whenever the Tangible Net Worth of the Consolidated Group is less than $16,000,000. The evaluation of the Tangible Net Worth of the Consolidated Group for the previous Quarter shall be used to estimate the applicable Letter of Credit Fee Percentage for the next Quarter, and the Borrower and the Agent shall adjust the amounts actually paid during such Quarter, (the Borrower paying any shortfall to the Agent and the Agent crediting the Borrower for any overpayment), upon receipt by the Agent of the quarterly financial statements and calculation of the Tangible Net Worth of the Consolidated Group for the actual Quarter under consideration.

             (o) Section 1(m) of the Note shall be amended as follows:

                  (m) "MARGIN" means (i) one and one-half (1.50) percentage
             points, whenever the Tangible Net Worth of the Consolidated Group is $38,000,000 or above; and (b) two and one-fourth (2.25) percentage points whenever the Tangible Net Worth of the Consolidated Group is at least $30,000,000 but less than $38,000,000.

             (p) Section 2 of the Notes shall be amended to provide that whenever the Tangible Net Worth of the Consolidated Group is less than $30,000,000.00, the Maker shall not have the right to select the Agent's One-Month LIBOR Rate, the Agent's Three-Month LIBOR Rate or the Agent's Six-Month LIBOR Rate as the rate upon which interest on the Principal Balance shall be based, and in such case interest shall be based on the Agent's Prime Rate, as provided in Section 2(a) of the Note.

             (q) Section 2(a) of the Note shall be amended to provide as follows:

                  (a) AGENT'S PRIME RATE. Whenever the Tangible Net Worth of
             the Consolidated Group is equal to or greater than $30,000,000, and the Maker selects the Agent's Prime Rate as the rate upon which interest shall be based, interest shall accrue on the unpaid Principal Balance until repaid, at a fluctuating rate per annum equal to the Agent's Prime Rate in effect from time to time while such advance is outstanding; PROVIDED, HOWEVER, that
             (a) whenever the Tangible Net Worth of the Consolidated Group is at least $23,000,000, but less than $30,000,000, the Maker shall NOT have the right to select the Agent's One-Month LIBOR Rate, the Agent's Three-Month LIBOR Rate or the Agent's Six-Month LIBOR Rate as the rate upon which interest on the Principal Balance shall be based, and interest shall accrue on the unpaid Principal Balance until repaid at a fluctuating rate per annum equal to the Agent's Prime Rate in effect during such period;
             (b) whenever the Tangible Net Worth of the Consolidated Group is at least $16,000,000, but less than $23,000,000, the Maker shall NOT have the right to select the Agent's One-Month LIBOR Rate, the Agent's Three-Month LIBOR Rate or the Agent's Six-Month LIBOR Rate as the rate upon which interest on the Principal Balance shall be based, and interest shall accrue on the unpaid Principal Balance until repaid at a fluctuating rate per annum equal to one-fourth of one (.25) percentage point higher than the Agent's Prime Rate in effect during such period; and (c) whenever the Tangible Net Worth of the Consolidated Group is less than $16,000,000, the Maker shall NOT have the right to select the Agent's One-Month LIBOR Rate, the Agent's Three-Month LIBOR Rate or the Agent's Six-Month LIBOR Rate as the rate upon which interest on the Principal Balance shall be based, and interest shall accrue on the unpaid Principal Balance until repaid at a fluctuating rate per annum equal to one-half of one (.50) percentage point higher than the Agent's Prime Rate in effect during such period. Each change in such interest rate shall take effect on the effective date of any change by the Agent in the Agent's Prime Rate. Whenever interest is based on the Agent's Prime Rate, such interest shall be computed for the actual number of days elapsed, on the basis of a 365-day year.

          4. CONSENT. The Lenders hereby consent to the Guaranty which the Borrower will execute in connection with that certain term loan in the amount of $20,000,000.00 to be made to Aloha Airgroup, Inc. by First Hawaiian Bank (the "Airgroup Loan") and to the Security Agreement, together with a Uniform Commercial Code Financing Statement, to be executed by the Borrower, Aloha Islandair, Inc. and Aloha Airgroup, Inc., which will secure both the Line and the Airgroup Loan.

          5. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects all provisions of the Loan Documents are to be and continue in fall force and effect.

          6. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lenders or against the Borrower's obligations under the Loan Documents, as herein amended, whether in connection with the negotiations for or closing of the Line, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

          7. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Lenders under any of the Loan Documents, except as amended hereby.

          8. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written agreements or understandings relating to such amendment.

          9. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

          10. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed, enforced, and governed, in accordance with the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

          11. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          13. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of _______________, 2000.


                                 FIRST HAWAIIAN BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 BANK OF HAWAII


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Assistant Vice President

                                 CITY BANK


                                 By
                                    -------------------------------------------
                                     Its


                                 AMERICAN SAVINGS BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT


                                 ALOHA AIRLINES, INC.


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its

                                 CITY BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its

          AND ALOHA AIRGROUP, INC., the "Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of December 31, 1996, executed by the Guarantor in connection with the Line (the "Guaranty"), does hereby
(a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.


                                 ALOHA AIRGROUP, INC.


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its

            SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS

          THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS (this "Amendment") executed on September 22, 2000 (the "Execution Date") but effective as of September 22, 2000, by and between FIRST HAWAIIAN BANK, a Hawaii corporation, BANK OF HAWAII, a Hawaii corporation, CITY BANK, a Hawaii corporation, and AMERICAN SAVINGS BANK, a federal savings bank chartered by the Office of Thrift Supervision, by its Corporate Banking Department, and ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"),

                       W I T N E S S E T H   T H A T:

          WHEREAS, the Borrower, First Hawaiian Bank and Bank of Hawaii entered into that certain Amended and Restated Loan Agreement - 1996 (the "Loan Agreement"), dated December 31, 1996, relating to a line of credit (the "Line") in the principal amount of $30,000,000.00 made available to the Borrower for general corporate purposes and to support the issuance of letters of credit; and

          WHEREAS, in connection therewith, the Borrower and the Lenders executed certain "Loan Documents", as defined in the Loan Agreement; and

          WHEREAS, City Bank and American Savings Bank subsequently purchased participating interests in the Line; and

          WHEREAS, the Borrower and the Lenders desire to amend the terms of the Line by extending the Maturity Date of the Line from December 31, 2000 to August 16, 2002, pursuant to the terms and conditions set forth therein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

          2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Lenders to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Loan Agreement.

          3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended effective as of September 22, 2000, as follows:

             (a) The term "Maturity Date" shall mean (a) August 16, 2002, or
(b) the date, following the occurrence of an Event of Default, on which the Agent notifies the Borrower that the entire Principal Balance, together with all accrued interest thereon, the amount of all outstanding Letters of Credit, and all fees, charges, expenses, and all other sums payable under the Loan Agreement and the other Loan Documents, shall become due and payable.

             (b) Section 2.1(a) of the Loan Agreement is amended in its entirety as follows:

                  (a) The Lenders agree, during the term of this Agreement,
             but subject to the terms and conditions contained herein, to make Advances to the Borrower, and First Hawaiian Bank agrees, from the Closing Date until July 16, 2002, but subject to the terms and conditions contained herein, to issue Letters of Credit for the account of the Borrower, in the aggregate amount which shall not exceed, at any one time, the amount of the Commitment. Within the limits of the Commitment, and subject to the terms and conditions contained herein, the Borrower may borrow, repay and reborrow.

             (c) The third sentence in Section 2.3 of the Loan Agreement is amended as follows: "The expiry date of any Letter of Credit shall be no later than August 16, 2002."

          4. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects all provisions of the Loan Documents are to be and continue in full force and effect.

          5. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lenders or against the Borrower's obligations under the Loan Documents, as herein amended, whether in connection with the negotiations for or closing of the Line, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

          6. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Lenders under any of the Loan Documents, except as amended hereby.

          7. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written agreements or understandings relating to such amendment.

          8. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

          9. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed, enforced, and governed, in accordance with the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

          10. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of September 22, 2000.


                                 FIRST HAWAIIAN BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 BANK OF HAWAII


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Assistant Vice President


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of September 22, 2000.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of September 22, 2000.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 ALOHA AIRLINES, INC.


                                 By
                                    -------------------------------------------
                                    Its


                                 By
                                    -------------------------------------------
                                    Its

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of September 22, 2000.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 ALOHA AIRLINES, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its EXECUTIVE VICE PRESIDENT AND
                                          CHIEF FINANCIAL OFFICER


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT  FINANCE
                                           AND CONTROLLER

          AND ALOHA AIRGROUP, INC., the "Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of December 31, 1996, executed by the Guarantor in connection with the Line (the "Guaranty"), does hereby
(a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.


                                 ALOHA AIRGROUP, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its EXECUTIVE VICE PRESIDENT FINANCE AND
                                            CHIEF FINANCIAL OFFICER

                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its STAFF VICE PRESIDENT  FINANCE
                                              AND CONTROLLER

          AND ALOHA SECURITIES & INVESTMENT COMPANY, the "Limited Guarantor" under that certain Limited Guaranty dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 ALOHA SECURITIES & INVESTMENT COMPANY


                                 By Aloha Investment Company, Inc.
                                    Its General Partner


                                 By /s/ Earl M. Ching
                                    -------------------------------------------
                                    Earl M. Ching
                                    Its Vice President


                                 Date: September 22, 2000

          AND SHERIDAN ING PARTNERS HAWAII, the "Limited Guarantor" under that certain Limited Guaranty, dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.


                                 SHERIDAN ING PARTNERS HAWAII


                                 By /s/ Louise K.Y. Ing
                                    -------------------------------------------
                                    Louise K.Y. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner


                                 By
                                    -------------------------------------------
                                    Richard K.M. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner

          AND SHERIDAN ING PARTNERS HAWAII, the "Limited Guarantor" under that certain Limited Guaranty, dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.


                                 SHERIDAN ING PARTNERS HAWAII


                                 By
                                    -------------------------------------------
                                    Louise K.Y. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner


                                 By /s/ Richard K.M. Ing
                                    -------------------------------------------
                                    Richard K.M. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner

[LOGO]   First Hawaiian Bank                                    ALOHA AIRLINES
         P.O. Box 3200                                           OCT  19  2000
         Honolulu, Hawaii 96847                                   Controller



         October 18, 2000






         Mr. Owen Sekimura
         ALOHA AIRLINES, INC.
         P.O. BOX 30028
         Honolulu, Hawaii 96820

         Re: $20,000,000.00 Revolving Credit Facility to Aloha Airlines, Inc.

         Dear Owen:

         Enclosed for your files is a photocopy of the executed Sixth Amendment to Amended and Restated Loan Documents dated September 22, 2000, which extended the maturity of the referenced facility from December 31, 2000 to August 16, 2002.

         Thank you for your cooperation in this transaction. Should you have any questions, please contact me at 525-6367.



         Sincerely,


         /s/ Danford H. Oshima


         Danford H. Oshima

         Enclosure

          SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS

          THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS (this "Amendment") executed on October 20, 2000 (the "Execution Date") but effective as of October 23, 2000, by and between FIRST HAWAIIAN BANK, a Hawaii corporation, BANK OF HAWAII, a Hawaii corporation, CITY BANK, a Hawaii corporation, and AMERICAN SAVINGS BANK, a federal savings bank chartered by the Office of Thrift Supervision, by its Corporate Banking Department, and ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"),

                       W I T N E S S E T H   T H A T:

          WHEREAS, the Borrower, First Hawaiian Bank and Bank of Hawaii entered into that certain Amended and Restated Loan Agreement - 1996 (the "Loan Agreement"), dated December 31, 1996, relating to a line of credit (the "Line") in the principal amount of $30,000,000.00 made available to the Borrower for general corporate purposes and to support the issuance of letters of credit; and

          WHEREAS, in connection therewith, the Borrower and the Lenders executed certain "Loan Documents", as defined in the Loan Agreement; and

          WHEREAS, City Bank and American Savings Bank subsequently purchased participating interests in the Line; and

          WHEREAS, the Borrower and the Lenders desire to amend the terms of the Line pursuant to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

          2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Lenders to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Loan Agreement.

          3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended effective as of October 23, 2000, as follows:

             (a) The first sentence of Section 2.1(b) of the Loan Agreement is amended to provide as follows: "The Commitment, with respect to Advances as well as Letters of Credit, shall be shared 15.00% by American Savings Bank, 18.75% by City Bank, 42.50% by Bank of Hawaii and 23.75% by First Hawaiian Bank, although First Hawaiian Bank will be the issuing bank for all Letters of Credit."

             (b) Section 6.6 of the Loan Agreement is amended to provide as follows:

                  6.6 FACILITY FEE. The Borrower shall pay the Facility Fee
             to the Agent, quarterly in advance (42.50% of which shall be remitted by First Hawaiian Bank to Bank of Hawaii, 18.75% of which shall be remitted by First Hawaiian Bank to City Bank, and 15.00% of which shall be remitted by First Hawaiian Bank to American Savings Bank, upon receipt), based on a 365-day year and the actual number of days elapsed.

             (c) Section 6.7 of the Loan Agreement is amended to provide as follows:

                  6.7 LETTER OF CREDIT FEE. The Borrower shall pay to First
             Hawaiian Bank, for each Letter of Credit issued and outstanding, the Letter of Credit Fee, aggregated quarterly, such payment to be made quarterly in advance, based on a year of 360 days and the actual days elapsed. First Hawaiian Bank shall retain for its own account 23.75% of each payment of the Letter of Credit Fee made by the Borrower, and shall remit to Bank of Hawaii 42.50%, to City Bank 18.75%, and to American Savings Bank 15.00% of each payment of the Letter of Credit Fee made by the Borrower upon receipt by First Hawaiian Bank.

          4. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects all provisions of the Loan Documents are to be and continue in full force and effect.

          5. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lenders or against the Borrower's obligations under the Loan Documents, as herein amended, whether in connection with the negotiations for or closing of the Line, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

          6. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Lenders under any of the Loan Documents, except as amended hereby.

          7. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written agreements or understandings relating to such amendment.

          8. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

          9. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed, enforced, and governed, in accordance with the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

          10. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of October 23, 2000.


                                 FIRST HAWAIIAN BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its

          10. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date, but effective as of October 23, 2000.


                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Assistant Vice President


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its

          10. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
on the Execution Date, but effective as of             , 2000.
                                           ------------

                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its

          10. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment
on the Execution Date, but effective as of             , 2000.
                                           ------------

                                 FIRST HAWAIIAN BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 BANK OF HAWAII


                                 By
                                    -------------------------------------------
                                    Its


                                 CITY BANK


                                 By
                                    -------------------------------------------
                                    Its


                                 AMERICAN SAVINGS BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT

                                 ALOHA AIRLINES, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its Executive Vice President and
                                          Chief Financial Officer


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT FINANCE
                                           AND CONTROLLER

          AND ALOHA AIRGROUP, INC., the "Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of December 31, 1996, executed by the Guarantor in connection with the Line (the "Guaranty"), does hereby
(a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.


                                 ALOHA AIRGROUP, INC.


                                 By /s/ Brenda F. Cutwright
                                    -------------------------------------------
                                    Its EXECUTIVE VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER

                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its VICE PRESIDENT FINANCE
                                              AND CONTROLLER

          AND ALOHA SECURITIES & INVESTMENT COMPANY, the "Limited Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 ALOHA SECURITIES & INVESTMENT COMPANY


                                 By Aloha Investment Company, Inc.
                                    Its General Partner


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President

          AND SHERIDAN ING PARTNERS HAWAII, the "Limited Guarantor" under that certain Limited Guaranty, dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 SHERIDAN ING PARTNERS HAWAII


                                 By /s/ Louise K.Y. Ing
                                    -------------------------------------------
                                    Louise K.Y. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner


                                 By
                                    -------------------------------------------
                                    Richard K.M. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner

          AND SHERIDAN ING PARTNERS HAWAII, the "Limited Guarantor" under that certain Limited Guaranty, dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 SHERIDAN ING PARTNERS HAWAII


                                 By
                                    -------------------------------------------
                                    Louise K.Y. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner


                                 By /s/ Richard K.M. Ing
                                    -------------------------------------------
                                    Richard K.M. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner

[LOGO]                     FACSIMILE TRANSMITTAL
-------------------------------------------------------------------------------
                                                         P.O. Box 30028
                                                         Honolulu, Hawaii 96820

DATE:        April 25, 2001
TO:          Melissa Pavlicek
             Char Sakamoto Ishii Lum & Ching       FAX:          522-5144

FROM:        Owen Sekimura                         PHONE:        (808)837-4488
             Vice President-Finance & Controller   FAX:          (808)837-4498

NUMBER OF PAGES INCLUDING COVER SHEET:                   60 PAGES TOTAL
(WILL BE TRANSMITTED IN 2 PARTS; 33 PAGES / 27 PAGES)

-------------------------------------------------------------------------------

[LOGO]   First Hawaiian Bank                                    ALOHA AIRLINES
         P.O. Box 3200                                           DEC  6  2000
         Honolulu, Hawaii 96847                                   Controller



         December 4, 2000






         Mr. Owen Sekimura
         ALOHA AIRLINES, INC.
         P.O. BOX 30028
         Honolulu, Hawaii 96820

         Re: $20,000,000.00 Revolving Credit Facility to Aloha Airlines, Inc.

         Dear Owen:

         Enclosed for your files is a photocopy of the executed Seventh Amendment to Amended and Restated Loan Documents dated October 20, 2000, which amended the participation interests of First Hawaiian Bank and City Bank to $4,750,000 (23.75%) and $3,750,000 (18.75%),
         respectively.

         Thank you for your assistance. Should you have any questions or require any further assistance, please contact me at 525-6367.



         Sincerely,


         /s/ Danford H. Oshima


         Danford H. Oshima
         Vice President

         Enclosure

            EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS

          THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS (this "Amendment" executed on May 7, 2001 (the "Execution Date") but effective as of September 8, 2000, by and between FIRST HAWAIIAN BANK, a Hawaii corporation, BANK OF HAWAII, a Hawaii corporation, CITY BANK, a Hawaii corporation, and AMERICAN SAVINGS BANK, a federal savings bank chartered by the office of thrift supervision, by its Corporate Banking Department, and ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"),

                                WITNESSETH THAT:

          WHEREAS, the Borrower, First Hawaiian Bank and Bank of Hawaii entered into that certain Amended and Restated Loan Agreement - 1996 (the "Loan Agreement"), dated December 31, 1996, relating to a line of credit (the "Line") in the original principal amount of $30,000,000.00 made available to the Borrower for general corporate purposes and to support the issuance of letters of credit; and

          WHEREAS, in connection therewith, the Borrower and the Lenders executed certain "Loan Documents", as defined in the Loan Agreement; and

          WHEREAS, City Bank and American Savings Bank subsequently purchased participating interests in the Line; and

          WHEREAS, the parties have amended the Line pursuant to prior amendments to the Loan Documents; and

          WHEREAS, the Borrower and the Lenders desire to further amend the terms of the Line pursuant to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

          2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Lenders to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Loan Agreement.

          3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended effective as of SEPTEMBER 8, 2000, as follows:


             (a) The definition of "Cash Flow" shall be amended in its entirety as follows:

                           "CASH FLOW" means, with respect to the Consolidated
                   Group, the sum of (a) the net income of the Consolidated Group (excluding non-recurring gains and losses), PLUS (b) the sum of the following, to the extent deducted in determining net income: (i) depreciation and amortization allowances, (ii) interest expense (including imputed interest on Capital Leases),
                   (iii) deferred taxes and (iv) rent expenses, and LESS
                   (c) the change in the excess of non-cash current assets over current liabilities (other than those pertaining to the current portion of long term debt and accrued interest and taxes) calculated on a rolling four quarters basis and computed at the end of each Quarter.

          4. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects all provisions of the Loan Documents are to be and continue in full force and effect.

         5. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lenders or against the Borrower's obligations under the Loan Documents, as herein amended, whether in connection with the negotiations for or closing of the Line, of this Amendment, or otherwise, and if any such claims defenses or offsets exist, they are hereby irrevocably waived and released.

         6. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Lenders under any of the Loan Documents, except as amended hereby.

         7. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written agreements or understandings relating to such amendment.

         8. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

         9. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed, enforced, and governed, in accordance with the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

         10. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

         11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          12. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date.

                                 FIRST HAWAIIAN BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 BANK OF HAWAII


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 CITY BANK


                                 By /s/ Danford H. Oshima
                                    -------------------------------------------
                                 Its DANFORD H. OSHIMA
                                      Vice President


                                 AMERICAN SAVINGS BANK


                                 By
                                    -------------------------------------------
                                    Its Vice President


                                 ALOHA AIRLINES, INC.


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its President & CEO

                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Executive Vice President & CEO

          AND ALOHA AIRGROUP, INC., the "Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of December 31, 1996, executed by the Guarantor in connection with the Line (the "Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 ALOHA AIRGROUP, INC.


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its President & CEO

                                 By /s/ Brenda F. Cartwright
                                    -------------------------------------------
                                    Its Executive Vice President & CEO

          AND SHERIDAN ING PARTNERS HAWAII, the "Limited Guarantor" under that certain Limited Guaranty dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 SHERIDAN ING PARTNERS HAWAII


                                 By /s/ Louise K.Y. Ing
                                    -------------------------------------------
                                    Louise K.Y. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner


                                 By /s/ Richard K.M. Ing
                                    -------------------------------------------
                                    Richard K.M. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner

          AND ALOHA SECURITIES & INVESTMENT COMPANY, the "Limited Guarantor" under that certain Limited Guaranty dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 ALOHA SECURITIES & INVESTMENT COMPANY

                                 By Aloha Investment Company, Inc.
                                    Its General Partner


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its President

             NINTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS

          THIS NINTH AMENDMENT TO AMENDED AND RESTATED LOAN DOCUMENTS (this "Amendment") executed on May 7, 2001 (the "Execution Date") but effective as of December 31, 2000, by and between FIRST HAWAIIAN BANK, a Hawaii corporation, BANK OF HAWAII, a Hawaii corporation, CITY BANK, a Hawaii corporation, and AMERICAN SAVINGS BANK, a federal savings bank chartered by the Office of Thrift Supervision, by its Corporate Banking Department, and ALOHA AIRLINES, INC., a Delaware corporation (the "Borrower"),

                       W I T N E S S E T H   T H A T:

          WHEREAS, the Borrower, First Hawaiian Bank and Bank of Hawaii entered into that certain Amended and Restated Loan Agreement - 1996 (the "Loan Agreement"), dated December 31, 1996, relating to a line of credit (the "Line") in the original principal amount of $30,000,000.00 made available to the Borrower for general corporate purposes and to support the issuance of letters of credit; and

          WHEREAS, in connection therewith, the Borrower and the Lenders executed certain "Loan Documents", as defined in the Loan Agreement; and

          WHEREAS, City Bank and American Savings Bank subsequently purchased participating interests in the Line; and

          WHEREAS, the parties have amended the Line pursuant to prior amendments to the Loan Documents; and

          WHEREAS, the Borrower and the Lenders desire to further amend the terms of the Line pursuant to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

          2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Lenders to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Loan Agreement.

          3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows:

             (a) Effective as of December 31, 2000, the definition of "Cash Flow" as contained in the Loan Agreement shall be as follows:

                  "CASH FLOW" means, with respect to the Consolidated Group, the sum of (a) the net income of the Consolidated Group (excluding non-recurring gains and losses), PLUS (b) the sum of the following, to the extent deducted in determining net income: (i) depreciation and amortization allowances, (ii) interest expense (including imputed interest on Capital Leases), (iii) deferred taxes and (iv) rent expenses, and LESS (c) the change in the excess of non-cash current assets over current liabilities
             (other than those pertaining to the current portion of long term debt and accrued interest and taxes and unearned transportation revenue) calculated on a rolling four quarters basis and computed at the end of each Quarter.

             (b) Effective as of The Execution Date, the following shall be a new defined term under the Loan Agreement:

                  "AIRCRAFT SECURITY AGREEMENT" means that certain Security
             Agreement and Chattel Mortgage dated May 7, 2001, executed by Aloha Airlines, Inc., in favor of the Lender, which shall constitute a first security interest and chattel mortgage over certain aircraft, engines and spare parts owned by Aloha Airlines, Inc., and more particularly described therein.

                  "FFE SECURITY AGREEMENT" means that certain Security
             Agreement dated May 7, 2001, executed by Aloha Airlines, Inc., Aloha Airgroup, Inc. and Aloha IslandAir, Inc., which shall constitute a first security interest over furniture, fixtures, equipment and other collateral owned by Aloha Airlines, Inc., Aloha Airgroup, Inc. and Aloha IslandAir, Inc., and more particularly described therein.

             (c) Effective as of The Execution Date, the definition of "Loan Documents", as contained in the Loan Agreement, shall be as follows:

                  "LOAN DOCUMENTS" means all of the documents and instruments executed by or for the benefit of the Borrower in connection with the Loan, including, without limitation, this Agreement, the Note, the Guaranty, the Limited Guaranty, the Stock Pledge, the Security Agreement, the Aircraft Security Agreement and the FFE Security Agreement.

             (d) Effective as of December 31, 2000, Section 6.9 of the Loan Agreement shall be amended to read in its entirety as follows:

                  6.9 MINIMUM FIXED CHARGE COVERAGE RATIO. The Consolidated
             Group shall maintain a Fixed Charge Coverage Ratio as set forth below:

               (i) for the Quarter ending
                   March 31, 2001:                not less than 1.05 to 1;
              (ii) for the Quarter ending
                   June 30, 2001:                 not less than 1.05 to 1;
             (iii) for the Quarter ending
                   September 30, 2001:            not less than 1.10 to 1; and

              (iv) for the Quarter ending December 31, 2001
                            and thereafter:       not less than 1.20 to 1.

             (e) Effective December 31, 2000, Section 6.12 of the Loan Agreement shall be amended to read in its entirety as follows:

                  6.12 MAXIMUM DEBT TO WORTH RATIO. The Consolidated Group
             shall maintain a Debt to Worth Ratio as set forth below:

               (i) for the Quarter ending
                   December 31, 2000:             not to exceed 5. 10 to 1;
              (ii) for the Quarter ending
                   March 31, 2001:                not to exceed 5.50 to 1;
             (iii) for the Quarter ending
                   June 30, 2001:                 not to exceed 5.50 to 1;
              (iv) for the Quarter ending
                   September 30, 2001:            not to exceed 5.0 to 1; and
               (v) for the Quarter ending
                   December 31, 2001 and
                   thereafter:                    not to exceed 5.0 to 1.

As used herein, the Debt to Worth Ratio shall mean the Total Liabilities divided by Tangible Net Worth.

          4. DELIVERY OF RELATED DOCUMENTS. The Borrower shall deliver to the Lender the following documents, all of which shall be in form and substance satisfactory to the Lender and its counsel:

             (a) On or before The Execution Date, the Aircraft Security Agreement and the FFE Security Agreement, together with respective Uniform Commercial Code Financing Statements, perfecting the security interest granted to the Lender in the Aircraft Security Agreement and the FFE Security Agreement.

             (b) On or before the date which is thirty days after the Execution Date, an appraisal on the collateral covered by the Aircraft Security Agreement, and 10 of the 11 "Spare Engines" and the aircraft parts that are included in the collateral covered by the FFE Security Agreement, in form and substance satisfactory to the Lender. If the aggregate value of (i) the collateral which is the subject of such appraisal (determined as of the date of such appraisal), and (ii) accounts receivable of Aloha Airgroup, Inc., Aloha Airlines, Inc., and Aloha IslandAir, Inc., which are not more than 60 days past due, is less than $40,000,000.00, the Lender shall have the right for sixty
(60) days after the Borrower advises the Lender of the calculation of the aggregate value pursuant to this section to require additional collateral or a restructuring of the Loan.

             (c) Corporate Resolutions of the Board of Directors of the Borrower, authorizing the execution and delivery of this Amendment, the Aircraft Security Agreement and the FFE Security Agreement.

          5. AMENDMENT FEE. The Borrower shall pay to the Lender an amendment fee in the amount of $10,000.00 on the execution of this Amendment.

          6. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects all provisions of the Loan Documents are to be and continue in full force and effect.

          7. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lenders or against the Borrower's obligations under the Loan Documents, as herein amended, whether in connection with the negotiations for or closing of the Line, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

          8. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in anyway be construed as affecting, impairing or waiving any rights of the Lenders under any of the Loan Documents, except as amended hereby.

          9. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written agreements or understandings relating to such amendment.

          10. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

          11. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed, enforced, and governed, in accordance with the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

          12. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lenders from commencing any such action or proceeding in any other court having jurisdiction.

          13. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          14. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lenders.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Execution Date.

                                 FIRST HAWAIIAN BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 BANK OF HAWAII


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President


                                 CITY BANK


                                 By /s/ Danford H. Oshima
                                    -------------------------------------------
                                 Its Danford H. Oshima
                                      Vice President


                                 AMERICAN SAVINGS BANK


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Vice President

                                 ALOHA AIRLINES, INC.


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its President & CEO

                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Executive Vice President & CFO

          AND ALOHA AIRGROUP, INC., the "Guarantor" under that certain Amended and Restated Guaranty - 1996, dated as of December 31, 1996, executed by the Guarantor in connection with the Line (the "Guaranty"), does hereby
(a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 ALOHA AIRGROUP, INC.


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its President & CEO

                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its Executive Vice President & CFO

          AND SHERIDAN ING PARTNERS HAWAII, the "Limited Guarantor" under that certain Limited Guaranty dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 SHERIDAN ING PARTNERS HAWAII


                                 By /s/ Louise K.Y. Ing
                                    -------------------------------------------
                                    Louise K.Y. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner


                                 By /s/ Richard K.M. Ing
                                    -------------------------------------------
                                    Richard K.M. Ing
                                    Co-Trustee of the Sheridan Ing FLP Trust
                                    Its General Partner

          AND ALOHA SECURITIES & INVESTMENT COMPANY, the "Limited Guarantor" under that certain Limited Guaranty dated as of September 8, 2000, executed by the Limited Guarantor in connection with the Fifth Amendment to Amended and Restated Loan Documents (the "Limited Guaranty"), does hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of its obligations under the Limited Guaranty, all of which are hereby reaffirmed; and (c) acknowledge that it has no claims, demands, defenses or offsets against First Hawaiian Bank or Bank of Hawaii or City Bank or American Savings Bank or against its obligations under the Limited Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                                 ALOHA SECURITIES & INVESTMENT COMPANY

                                 By Aloha Investment Company, Inc.
                                    Its General Partner


                                 By /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                    Its President

                           AMENDMENT TO LOAN DOCUMENTS
                           ---------------------------

     THIS AMENDMENT TO LOAN DOCUMENTS ("Amendment"), dated May 7, 2001 (the "Execution Date"), but effective as of December 31, 2000, by and between FIRST HAWAIIAN BANK, a Hawaii corporation (the "Lender"), ALOHA AIRGROUP, INC., a Hawaii corporation (the "Borrower"), ALOHA AIRLINES, INC., a Delaware corporation (the "Guarantor"), and ALOHA SECURITIES & INVESTMENT COMPANY, a Hawaii limited partnership, and SHERIDAN ING PARTNERS HAWAII, a Hawaii limited partnership (the "Limited Guarantors");

                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -

     WHEREAS, the Lender and the Borrower entered into that certain Loan Agreement ($20,000,000.00 Term Loan) (the "Loan Agreement"), dated September 8, 2000, relating to a loan (the "Loan") in the principal amount of $20,000,000.00 made by the Lender to the Borrower; and

     WHEREAS, in connection therewith, the Borrower and the Lender executed certain "Loan Documents", as defined in the Loan Agreement; and

     WHEREAS, the Borrower has requested the Lender to make certain amendments to the financial covenants contained in the Loan Agreement; and

     WHEREAS, the Lender is willing to comply with such request, upon and subject to the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, the Lender and the Borrower hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Loan Agreement.

     2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Lender to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 3 of the Loan Agreement.

     3. AMENDMENT OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. The Loan Agreement and the other Loan Documents are hereby amended as follows:

     (a) Effective as of December 31, 2000, the definition of "Cash Flow" as contained in the Loan Agreement shall be as follows:

          "CASH FLOW" means, with respect to the Consolidated Group, the sum of
     (a) the net income of the Consolidated Group (excluding non-recurring gains and losses), plus (b) the sum of the following, to the extent deducted in determining net income: (i) depreciation and amortization allowances, (ii) interest expense (including imputed interest on Capital Leases), (iii) deferred taxes and (iv) rent expenses, and less (c) the change in the excess of non-cash current assets over current liabilities (other than those pertaining to the current portion of long term debt and accrued interest and taxes and unearned transportation revenue) calculated on a rolling four quarters basis and computed at the end of each Quarter."

     (b) Effective as of the Execution Date, the following shall be a new defined term under the Loan Agreement:

               "AIRCRAFT SECURITY AGREEMENT" means that certain Security Agreement and Chattel Mortgage dated May 7, 2001, executed by Aloha Airlines, Inc., in favor of the Lender, which shall constitute a first security interest and chattel mortgage over certain aircraft, engines, and spare parts owned by Aloha Airlines, Inc., and more particularly described therein.

               "FFE SECURITY AGREEMENT" means that certain Security Agreement dated May 7, 2001, executed by Aloha Airlines, Inc., Aloha Airgroup, Inc. and Aloha IslandAir, Inc., which shall constitute a first security interest over furniture, fixtures, equipment and other collateral owned by Aloha Airlines, Inc., Aloha Airgroup, Inc. and Aloha IslandAir, Inc., and more particularly described therein.

     (c) Effective as of the Execution Date, the definition of "Loan Documents", as contained in the Loan Agreement, shall be as follows:

               "LOAN DOCUMENTS" means all of the documents and instruments executed by or for the benefit of the Borrower in connection with the Loan, including, without limitation, this Agreement, the Note, the Guaranty, the Limited Guaranty, the Stock Pledge, the Security Agreement, the Aircraft Security Agreement and the FFE Security Agreement; provided, however, that the Participation Rights Agreement is not included within the definition of Loan Documents.

     (d) Effective as of December 31, 2000, Section 5.10 of the Loan Agreement shall be amended to read in its entirety as follows:

               "5.10 MINIMUM FIXED CHARGE COVERAGE RATIO. The Consolidated
          Group shall maintain a Fixed Charge Coverage Ratio as set forth below:

          (i)    for the Quarter ending March 31, 2001:                      not less than 1.05 to 1;
          (ii)   for the Quarter ending June 30, 2001:                       not less than 1.05 to 1;
          (iii)  for the Quarter ending September 30, 2001:                  not less than 1.10 to 1; and
          (iv)   for the Quarter ending December 31, 2001 and thereafter:    not less than 1.20 to 1."

     (e) Effective as of December 31, 2000, Section 5.11 of the Loan Agreement shall be amended to read in its entirety as follows:

               "5.11 MAXIMUM DEBT TO WORTH RATIO. The Consolidated Group shall maintain a Debt to Worth Ratio as set forth below:

          (i)   for the Quarter ending December 31, 2000                      not to exceed 5.10 to 1;
          (ii)  for the Quarter ending March 31, 2001:                        not to exceed 5.50 to 1;
          (iii) for the Quarter ending June 30, 2001:                         not to exceed 5.50 to 1;
          (iv)  for the Quarter ending September 30, 2001:                    not to exceed 5.0 to 1; and
          (v)   for the Quarter ending December 31, 2001 and thereafter:      not to exceed 5.0 to 1."

     4. DELIVERY OF RELATED DOCUMENTS. The Borrower shall deliver to the Lender the following documents, all of which shall be in form and substance satisfactory to the Lender and its counsel:

     (a) On or before May 7, 2001, the Aircraft Security Agreement and the FFE Security Agreement, together with respective Uniform Commercial Code Financing Statements, perfecting the security interest granted to the Lender in the Aircraft Security Agreement and the FFE Security Agreement.

     (b) On or before the date which is thirty days after the Execution Date, an appraisal on the collateral covered by the Aircraft Security Agreement, and 10 of the 11 "Spare Engines" and the aircraft parts that are included in the collateral covered by the FFE Security Agreement, in form and substance satisfactory to the Lender. If the aggregate value of (i) the collateral which is the subject of such appraisal (determined as of the date of such appraisal), and (ii) accounts receivable of Aloha Airgroup, Inc., Aloha Airlines, Inc., and Aloha IslandAir, Inc., which are not more than 60 days past due, is less than $40,000,000.00, the Lender shall have the right, for sixty (60) days after the Borrower advises the Lender of the calculation of the aggregate value pursuant to this section, to require additional collateral or a restructuring of the Loan.

     (c) Corporate Resolutions of the Board of Directors of the Borrower, authorizing the execution and delivery of this Amendment, and of the Board of Directors of Aloha Airlines, Inc., authorizing the execution and delivery of this Amendment, the Aircraft Security Agreement and the FFE Security Agreement.

     5. AMENDMENT FEE. The Borrower shall pay to the Lender an amendment fee in the amount of $10,000.00 on the execution of this Amendment.

     6. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects such provisions are to be and continue in full force and effect.

     7. CONTINUANCE OF SECURITY. The performance of the obligations of the Borrower under the Loan Documents, as herein amended, shall be fully secured by and entitled to the benefits of all of the security documents/guaranties/and limited guaranties described in the Loan Agreement and the other Loan Documents, and any modifications, extensions, renewals or replacements thereof.

     8. CONTINUING GUARANTY. The Guarantor hereby consents to the foregoing amendments, reaffirms its obligations under that certain Guaranty dated September 8, 2000 executed by the

Guarantor (the "Guaranty"), and covenants that the execution and delivery of this Amendment shall not in any way affect, impair or diminish its obligations under the Guaranty.

     9. CONTINUING LIMITED GUARANTIES. Each of the Limited Guarantors hereby consents to the foregoing amendments, reaffirms its obligations under that certain Limited Guaranty dated September 8, 2000 executed by such Limited Guarantor (the "Limited Guaranty"), and covenants that the execution and delivery of this Amendment shall not in any way affect, impair or diminish its obligations under its Limited Guaranty.

     10. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Lender or against the Borrower's obligations under the "Loan Documents", as herein amended, whether in connection with the negotiations for or closing of the Loan, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released. As of the date hereof, the Guarantor has no claims, defenses or offsets against the Lender or against the Guarantor's obligations under the Guaranty, whether in connection with the negotiations for or closing of the Loan, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released. As of the date hereof, neither of the Limited Guarantors has any claims, defenses or offsets against the Lender or against such Limited Guarantor's obligations under its Limited Guaranty, whether in connection with the negotiations for or closing of the Loan, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

     11. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Lender under any of the Loan Documents, as herein amended.

     12. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written letters, agreements or understandings relating to such amendment. This Amendment shall constitute and be deemed amendments to any inconsistent provisions of any commitment letter issued by the Lender to the Borrower in connection with the amendment to the Loan Documents, and, upon the execution of this Amendment, any such commitment letter shall be deemed superceded by this Amendment and cancelled.

     13. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

     14. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed and enforced, in accordance with and governed by the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

     15. SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits, but only for the purposes of any action or proceeding which the Lender may bring to enforce any of the Loan Documents, as amended herein, to the jurisdiction of the courts of the State of

Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Lender from commencing any such action or proceeding in any other court having jurisdiction.

     16. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     17. EXPENSES. The Borrower shall pay all expenses incurred by the Lender in negotiations for and documentation of this Amendment and the satisfaction of the conditions thereof, including, but not limited to, fees and charges for any property inspection costs, recording fees, taxes, appraisal fees, fees and expenses of legal counsel for the Lender (and each participant in, or purchaser of, the Loan), and any other costs incurred by the Lender in connection with any of the matters described in this Amendment.

     18. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign this Amendment or any of the rights, duties or obligations of Borrower hereunder without the prior written consent of Lender.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                                        FIRST HAWAIIAN BANK


                                        By /s/ [ILLEGIBLE]
                                               --------------------------------
                                               Its Vice President

                                                                       "Lender"

                                        ALOHA AIRGROUP, INC.


                                        By /s/ GLENN R. ZANDER
                                               --------------------------------
                                               Glenn R. Zander
                                               Its President and CEO


                                        By /s/ BRENDA F. CUTWRIGHT
                                               --------------------------------
                                               Brenda F. Cutwright
                                               Its EVP, CFO and Treasurer

                                                                     "Borrower"

                                        ALOHA AIRLINES, INC.

                                        By /s/ GLENN R. ZANDER
                                               --------------------------------
                                               Glenn R. Zander
                                               Its President and CEO


                                        By /s/ BRENDA F. CUTWRIGHT
                                               --------------------------------
                                               Brenda F. Cutwright
                                               Its EVP, CFO and Treasurer

                                                                    "Guarantor"

                                        ALOHA SECURITIES & INVESTMENT COMPANY

                                        By Aloha Investment Company, Inc.
                                           Its General Partner


                                        By /s/ HAN P. CHING
                                               --------------------------------
                                               Han P. Ching
                                               Its President

                                                            "Limited Guarantor"


                                        SHERIDAN ING PARTNERS HAWAII

                                        By /s/ LOUISE K.Y. ING
                                               --------------------------------
                                               Louise K.Y. Ing
                                               Co-Trustee of the Sheridan Ing
                                               FLP Trust
                                               Its General Partner


                                        By /s/ RICHARD K.M. ING
                                               --------------------------------
                                               Richard K.M. Ing
                                               Co-Trustee of the Sheridan Ing
                                               FLP Trust
                                               Its General Partner

                                                            "Limited Guarantor"